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                          SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
240.14a-12

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                          FAIRFIELD COMMUNITIES, INC.
     ------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

     ------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than Registrant)

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Payment of Filing Fee (Check the appropriate box):
[x]  No Fee Required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)  Title of each class of securities to which transaction applies:
       (2)  Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)  Proposed maximum aggregate value of transaction:
       (5)  Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:
       (2)  Form, Schedule or Registration Statement No.:
       (3)  Filing Party:
       (4)  Date Filed:


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

[LOGO OF FAIRFIELD COMMUNITIES, INC.]



                        Fairfield Communities, Inc.
                     8669 Commodity Circle, Suite 200
                          Orlando, Florida  32819


                  ----------------------------------------
                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  ----------------------------------------


Dear Stockholder:

     The Annual Meeting of Stockholders of Fairfield Communities, Inc. (the "Company") will be held on Thursday, May 18, 2000, at 9:00 a.m. Eastern Daylight Saving Time at the Hyatt Regency Grand Cypress Hotel, Lakeside Conference Center, One Grand Cypress Boulevard, Orlando, Florida, for the following purposes:

     1.   To elect nine directors to the Company's Board of Directors;

     2. To approve the adoption of the Fairfield Communities, Inc. 2000 Incentive Stock Plan;

     3. To approve the adoption of an amendment to the Fairfield Communities, Inc. 1997 Stock Option Plan; and

     4. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The Board of Directors has nominated certain individuals for election to serve as directors. The Board of Directors recommends that you vote for these nominees and for the adoption of the Fairfield Communities, Inc. 2000 Incentive Stock Plan and the amendment to the Fairfield Communities, Inc. 1997 Stock Option Plan.

     The close of business on April 6, 2000 has been fixed as the record date for the meeting. All stockholders of record at that time are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     All stockholders are cordially invited to attend the meeting. The Board of Directors urges you to date, sign and return promptly the enclosed proxy to give voting instructions with respect to your shares of Common Stock. The proxies are solicited by the Company's Board of Directors. The return of the proxy will not affect your right to vote in person if you attend the meeting. A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1999 is either enclosed or has been previously mailed to you.

                                   By Order of the Board of Directors

                               /s/ Marcel J. Dumeny
                                   Marcel J. Dumeny
                                   Secretary

April 28, 2000

       TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE
        COMPLETE THE  ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE
                    ACCOMPANYING POSTAGE PREPAID ENVELOPE.

[LOGO OF FAIRFIELD COMMUNITIES, INC.]



                        Fairfield Communities, Inc.
                     8669 Commodity Circle, Suite 200
                          Orlando, Florida  32819
                              (407) 370-5200


                      ------------------------------
                              Proxy Statement

                                    for

                      Annual Meeting of Stockholders

                                to be held

                               May 18, 2000

                      ------------------------------


                               INTRODUCTION
General

     This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board" or the "Board of Directors") of Fairfield Communities, Inc. (the "Company") for use at the 2000 Annual Meeting of Stockholders (the "Annual Meeting"), to be held on Thursday, May 18, 2000, at 9:00 a.m. Eastern Daylight Saving Time at the Hyatt Regency Grand Cypress Hotel, Lakeside Conference Center, One Grand Cypress Boulevard, Orlando, Florida, and any adjournments or postponements thereof. At the Annual Meeting, the holders (sometimes referred to herein as "stockholders") of common stock, $0.01 par value per share, of the Company (the "Common Stock"), will be asked to elect as directors the individuals nominated by the Board (collectively, the "Nominees" and each individually a "Nominee"), to approve the adoption of the Fairfield Communities, Inc. 2000 Incentive Stock Plan, to approve the adoption of an amendment to the Fairfield Communities, Inc. 1997 Stock Option Plan and to approve, consent to, ratify or otherwise transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. The Board knows of no other business that will be presented for stockholder action at the Annual Meeting.

     The mailing address of the principal executive offices of the Company is 8669 Commodity Circle, Suite 200, Orlando, Florida 32819. This Proxy Statement and the enclosed proxy are first being mailed to stockholders of the Company on or about April 28, 2000.

Record Date, Solicitation and Revocability of Proxies

     The Board has selected April 6, 2000 as the record date (the "Record Date") for the Annual Meeting. Only those stockholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 42,261,267 shares of Common Stock issued and outstanding. Stockholders will be entitled to one vote for each share of Common Stock held by them of record at the close of business on the Record Date on any matters properly brought before the Annual Meeting for a vote. A list of the stockholders of the Company will be available at the Company's principal executive offices in Orlando, Florida for at least 10 days prior to the Annual Meeting for examination by any stockholder for any purpose germane to the Annual Meeting.

     Proxies in the form enclosed are solicited by the Board. Shares of Common Stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SHARES OF COMMON STOCK WILL BE VOTED FOR THE ELECTION OF THE NOMINEES, FOR THE APPROVAL OF THE ADOPTION OF THE FAIRFIELD COMMUNITIES, INC. 2000 INCENTIVE STOCK PLAN, FOR THE APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE FAIRFIELD COMMUNITIES, INC. 1997 STOCK OPTION PLAN AND IN THE DISCRETION OF THE PROXY HOLDER AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING FOR A VOTE. IF NECESSARY, AND UNLESS CONTRARY INSTRUCTIONS ARE GIVEN, THE PROXY HOLDER MAY ALSO VOTE IN FAVOR OF A PROPOSAL TO ADJOURN THE MEETING IN ORDER TO PERMIT FURTHER SOLICITATION OF PROXIES, TO OBTAIN A QUORUM OR TO OBTAIN SUFFICIENT VOTES TO APPROVE THE PROPOSALS.

     A stockholder who has given a proxy may revoke it at any time prior to the close of the polls at the Annual Meeting by any one of the following actions: (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed proxy bearing a later date than the proxy being revoked or (iii) attending the Annual Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: Fairfield Communities, Inc., 8669 Commodity Circle, Suite 200, Orlando, Florida 32819, Attention: Marcel J. Dumeny, Secretary.

     The Company will bear the expense of preparing and mailing the proxy materials and may use regular employees and associates, without additional compensation, to request, by telephone or otherwise, the return of proxies or attendance at the Annual Meeting. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares of Common Stock, and the Company will reimburse such brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with the forwarding of such materials. The Company has retained Morrow & Co., Inc. to aid in the solicitation of proxies. The fee to be paid by the Company to such firm is estimated to be $4,500, plus reimbursement for out-of-pocket costs and expenses.

Voting Rights and Votes Required

     Abstentions and broker non-votes will be included in the number of shares deemed present or represented at the Annual Meeting, or any adjournments or postponements thereof, for purposes of determining whether a quorum exists. A majority of the outstanding shares of Common Stock must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. Abstentions may not be specified with respect to the election of directors. Abstentions and broker non-votes with regard to matters brought before the Annual Meeting, or any adjournments or postponements thereof, will be treated as shares not voted for purposes of determining whether the requisite vote has been obtained, and therefore will have no effect on the outcome of the vote on any matter. With regard to the election of directors, votes may be cast in favor of or withheld from each Nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect.

     Provided a quorum is present, the approval of the adoption of the Fairfield Communities, Inc. 2000 Incentive Stock Plan and the approval of the adoption of an amendment to the Fairfield Communities, Inc. 1997 Stock Option Plan each requires the affirmative vote of a majority of the shares represented and voting thereon at the Annual Meeting. Provided a quorum is present, the affirmative vote of a plurality of the shares of Common Stock represented at the Annual Meeting and entitled to vote is required for election of the candidates for the nine positions as directors and for the transaction of any other business properly brought before the Annual Meeting. Stockholders may not cumulate their votes.

                    PROPOSAL 1 - ELECTION OF DIRECTORS

General

     The Board is comprised of one class of directors, elected annually. Each director serves a one-year term (and, in each case, until his or her respective successor is duly elected and qualified). The Nominees have been nominated for the nine director positions. The number of directors to be elected at the Annual Meeting is set at nine and is fixed from time to time by, or in the manner provided in, the Company's Bylaws.

     Information regarding the Nominees is set forth below. Each of the Nominees, except for Messrs. Philip A. Clement, John D. Hayes and Ilan Kaufthal, is currently serving as a director of the Company. Mr. James G. Berk has been a director since October 1999. Mr. Gerald M. Johnston began serving as a director in June 1997. Mr. Bryan D. Langton began serving as a director in May 1996. Messrs. Ernest D. Bennett, III, Philip L. Herrington and William C. Scott have been directors since September 1992.

     A plurality of the votes of the Common Stock cast at the Annual Meeting (or any adjournments or postponements thereof) is required to elect directors. Each Nominee has consented to being named in this Proxy Statement and to serve if elected. If a Nominee should for any reason become unavailable for election, proxies may be voted with discretionary authority by the proxy holder for a substitute designated by the Board.

     The Board recommends that stockholders vote FOR the election of the Nominees. Proxies solicited by the Board will be so voted unless stockholders specify in their proxies a contrary choice.

Nominees for Election as Directors

     Ernest D. Bennett, III, age 47. Chief Operating Officer and member of the Board of Governors, Automated License Systems, LLC, a private automated transaction processor for various governmental licensing and permitting agencies, since 1999. Partner at the law firm of Taylor, Pigue, Marchetti, Bennett & McCaskill, PLLC from 1992 until 1999.

     James G. Berk, age 40. President and Chief Executive Officer of the Company, since October 1999. President and Chief Executive Officer of Hard Rock Cafe International, Inc., and a member of the Executive Committee of The Rank Group Plc, Hard Rock's parent company, from 1996 until 1999. From 1992 until 1996, Mr. Berk was Executive Director of the National Academy of Recording Arts & Sciences Foundation (NARAS).

     Philip A. Clement, age 55. Managing Director, since 1996, of Deluxe Entertainment Services, Inc., offering worldwide film processing, video duplication, supply chain management services and studio production facilities. Mr. Clement has worked for The Rank Group, Plc, of which Deluxe is a subsidiary, since 1989, having served as President and Chief Executive Officer of both Rank Film Laboratory and Rank Video Services and as a member of the Executive Committee of The Rank Group, Plc. From 1979 until 1989, Mr. Clement worked for Bell & Howell Company, with his last position being Executive Vice President and Chief Financial Officer.

     John D. Hayes, age 45. Executive Vice President, Global Advertising and Brand Management, American Express Company, since 1995. Vice Chairman of the Association of National Advertisers and member of the board of the Ad Council. Prior to joining American Express, Mr. Hayes was President of Lowe & Partners/SMS, a full service advertising agency.

     Philip L. Herrington, age 47. President and Chief Executive Officer of Herrington, Inc., a private investment and business advisory firm, since 1986. Mr. Herrington has holdings and expertise in financial services, insurance, manufacturing, health care, waste treatment and hotels as well as resort and real estate development and management. President and Chief Operating Officer of Destin Guardian Corporation, a real estate development company, since 1989, and Herrington Hotel Group, since 1995.

     Gerald M. Johnston, age 58. Private investor. Former Executive Vice President of Finance of Tyson Foods, Inc., a producer, marketer and distributor of poultry and other food products, from 1981 through June 1996. Director, Tyson Foods, Inc., since 1996.

     Ilan Kaufthal, age 52. Vice Chairman of Schroder & Co., Inc. and member of the Executive Committee. Mr. Kaufthal joined Schroder & Co., Inc. in 1987. Prior to joining Schroder & Co., Inc., Mr. Kaufthal was Senior Vice President and Chief Financial Officer of NL Industries Inc. Mr. Kaufthal is also a member of the Boards of Directors of ASI Solutions Incorporated, Cambrex Corporation, United Retail Group, Inc. and Russ Berrie and Company, Inc.

     Bryan D. Langton, age 63. Private investor. Chairman of the Board of Directors of the Company since March 1999. Former Chairman of Holiday Inns, Inc., an owner, franchiser and manager of hotels, from February 1990 through March 1997. President and Chief Executive Officer of Holiday Inns, Inc. from February 1990 to March 1996 and from October 1996 through March 1997. Director, Caribiner International, Inc., a national producer of meetings, events, training programs and related business communication services, since May 1996.

     William C. Scott, age 63. Chairman of Fountain View, Inc., a developer and operator of retirement and convalescent centers, since 1998. Former Chairman and Chief Executive Officer of Summit Care Corporation, a predecessor of Fountain View, Inc., from 1986 through 1998. President of Summit Care Corporation from 1985 through 1996.


           PROPOSAL 2 - APPROVAL OF THE 2000 INCENTIVE STOCK PLAN

General

     On March 21, 2000, the Board of Directors, recognizing that there were a limited number of shares remaining to provide further grants of stock options and stock warrants under the Company's Third Amended and Restated 1997 Stock Option Plan (the "1997 Stock Option Plan") and the Third Amended and Restated 1992 Warrant Plan (the "1992 Warrant Plan"), determined that it was appropriate to adopt a new incentive stock plan that would also allow greater flexibility in structuring awards than is authorized under the 1997 Stock Option Plan and the 1992 Warrant Plan. The Board of Directors authorized the Compensation Committee to review and adopt a new incentive stock plan. The Compensation Committee recommended the adoption of a plan, with a maximum of 1,500,000 authorized shares, which was adopted by the Board effective April 13, 2000, subject to approval by the stockholders of the Company at the 2000 Annual Meeting.

     The Board of Directors' purposes for adopting the 2000 Incentive Stock Plan are to attract and retain the best available talent, to encourage the highest level of performance by its directors, consultants, advisors, officers and other key employees and to provide incentives for those persons to put forth their maximum efforts for the success of the Company's business and stockholders.

     The Company presently intends to continue the 1997 Stock Option Plan and the 1992 Warrant Plan, granting awards under these plans as part of the overall compensation programs of the Company.

     Approval of the 2000 Incentive Stock Plan by the Company's stockholders is being sought in order to comply with the requirements of the New York Stock Exchange, Inc. ("NYSE") and to ensure that compensation associated with options and certain other awards granted pursuant to the 2000 Incentive Stock Plan will not be subject to the deduction limits under Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) generally disallows a tax deduction to public companies for compensation over $1.0 million accrued with respect to the chief executive officer or any of the four most highly compensated executive officers in addition to the chief executive officer employed by the company at the end of the applicable year. However, qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. In the case of options, one such requirement is that the plan under which the options are granted states a maximum number of shares with respect to which options may be granted to any one participant during a specified period. The 2000 Incentive Stock Plan states that the maximum aggregate number of shares of Common Stock with respect to which options may be granted to any person during any calendar year is 600,000 shares when combined with any option grants under the 1997 Stock Option Plan. A second requirement, in the case of options, is that the plan under which the options are granted, as well as certain amendments that increase the number of shares reserved for issuance under the plan, be approved by the stockholders of a public company. Accordingly, the approval of the proposed 2000 Incentive Stock Plan by the Company's stockholders is necessary as one element in seeking to qualify compensation associated with the 2000 Incentive Stock Plan for exemption from the deduction limits under Section 162(m). The 1992 Warrant Plan is not qualified under Section 162(m).

     The Company also intends to qualify the grants of Performance Shares and Performance Units under the 2000 Incentive Stock Plan as performance-based compensation exempt from the limitation imposed by Section 162(m). The 2000 Incentive Stock Plan, therefore, provides that no participant may receive in any calendar year awards of Performance Shares and Performance Units that have an aggregate value in excess of $1,000,000. In addition, as discussed further below, specific performance criteria ("Management Objectives") are prescribed by the 2000 Incentive Stock Plan for Performance Shares and Performance Units for those participants whose compensation may otherwise result in a loss of tax deduction to the Company pursuant to Section 162(m). Stockholder approval of the 2000 Incentive Stock Plan is necessary to qualify these awards for the exemption from Section 162(m).

     The Company also desires the ability to grant Option Rights that qualify as incentive stock options ("ISO's") within the meaning of Section 422 of the Code. Stockholder approval of the 2000 Incentive Stock Plan is necessary for an Option Right to qualify as an ISO.

     Set forth below is a brief but not comprehensive summary of the proposed 2000 Incentive Stock Plan. The full text of the plan is annexed to this Proxy Statement as Appendix A, and each stockholder should read the 2000 Incentive Stock Plan for a complete statement of the 2000 Incentive Stock Plan's provisions.

Summary of the 2000 Incentive Stock Plan

     2000 Incentive Stock Plan Limits. The maximum number of shares of Common Stock that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risk of forfeiture, (iii) in payment of Performance Shares or Performance Units that have been earned or (iv) as awards to Non-Employee Directors, may not in the aggregate exceed 1,500,000 shares of Common Stock, which may be shares of original issuance or treasury shares or a combination thereof. The aggregate number of Restricted Shares granted under the 2000 Incentive Stock Plan cannot exceed 500,000. These limits are subject to adjustments as provided in the 2000 Incentive Stock Plan for stock splits, stock dividends, recapitalizations and other changes in the corporate structure or shares of the Company. Without the further approval of the stockholders of the Company, the Board of Directors will not amend any outstanding Option Right to reduce the exercise price. Furthermore, no outstanding Option Right will be canceled in consideration for an award having a lower exercise price without further approval of the stockholders of the Company. This will not, however, prohibit the adjustments related to stock splits, stock dividends, recapitalizations and other changes in the corporate structure or shares of the Company.

     No participant may be granted Option Rights and Appreciation Rights, when combined with any grants under the 1997 Stock Option Plan, for more than 600,000 shares of Common Stock in the aggregate, during any calendar year, subject to adjustment pursuant to the 2000 Incentive Stock Plan. No Non-Employee Director may be granted, in the aggregate, in a fiscal year, more than 25,000 Option Rights, Appreciation Rights and Restricted Shares. No participant may receive in any one calendar year awards of Performance Shares and Performance Units having an aggregate maximum value as of their respective dates of grant in excess of $1,000,000.

     Option Rights. Option Rights provide the right to purchase shares of Common Stock at a price not less than their fair market value on the date of the grant. Each grant must state whether the option price will be payable in cash; shares of Common Stock already owned by the Optionee that were acquired in open market purchases or have been held for at least six months; any other legal consideration deemed appropriate by the Board; or any combination of these methods. Any grant of Option Rights may provide for the deferred payment of the option price and any applicable withholding taxes on the sale of some or all of the shares obtained from the exercise.

     Option Rights granted under the 2000 Incentive Stock Plan may be Option Rights that are intended to qualify as ISO's or Option Rights that are not intended to so qualify or combinations thereof.

     No Option Rights may be exercised more than ten years from the date of grant. Each grant to a participant must specify the period of continuous employment that is necessary before the Option Rights become exercisable and may provide for the earlier exercisability of the Option Rights in the event of a change in control of the Company. Any grant of Option Rights may specify Management Objectives (as described below) that must be achieved as a condition to exercise such rights.

     Appreciation Rights. Appreciation Rights represent the right to receive from the Company an amount, determined by the Board and expressed as a percentage not exceeding 100 percent, of the difference between the base price established for such rights and the market value of the shares of Common Stock on the date the rights are exercised. Appreciation Rights can only be granted with Option Rights to provide an alternative to exercise of the Option Rights. Appreciation Rights may only be exercised at a time when the related Option Right is exercisable and the spread is positive, and requires that the related Option Right be surrendered for cancellation. Any grant of Appreciation Rights may specify that the amount payable by the Company on exercise of an Appreciation Right may be paid in cash, in shares of Common Stock or in any combination thereof, and may either grant to the recipient or retain in the Board the right to elect among those alternatives. Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition to exercise such rights.

     Restricted Shares. Restricted Shares constitute an immediate transfer of ownership to the recipient in consideration of the performance of services. The participant has dividend and voting rights on such shares. Restricted Shares must be subject to a "substantial risk of forfeiture" of the shares, within the meaning of Section 83 of the Code, for a period to be determined by the Board on the date of the grant. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in the manner prescribed by the Board on the date of grant for the period during which such forfeiture provisions are to continue. The Board may provide for the earlier termination of the forfeiture provisions in the event of a change in control of the Company.

     Any grant of Restricted Shares may specify Management Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Any such grant must also specify in respect of such specified Management Objectives, a minimum acceptable level of achievement and must set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but below full achievement of the specified Management Objectives.

     Performance Shares and Performance Units. A Performance Share is the equivalent of one Common Share and a Performance Unit is the equivalent of $1.00. The participant will be given one or more Management Objectives to meet within a specified period (the "Performance Period"). The specified Performance Period may be subject to earlier termination in the event of a change in control of the Company. A minimum level of acceptable achievement will also be established by the Board. If by the end of the Performance Period, the participant has achieved the specified Management Objectives, the participant will be deemed to have fully earned the Performance Shares or Performance Units. If the participant has not achieved the Management Objectives, but has attained or exceeded the predetermined minimum level of acceptable achievement, the participant will be deemed to have partially earned the Performance Shares or Performance Units in accordance with a predetermined formula. To the extent earned, the Performance Shares or Performance Units will be paid to the participant at the time and in the manner determined by the Board in cash, shares of Common Stock or any combination thereof.

     Management Objectives. The Board must establish "Management Objectives" for purposes of Performance Shares and Performance Units. When so determined by the Board, Option Rights, Appreciation Rights and Restricted Shares may also be subject to Management Objectives. Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or subsidiary, division, department or function within the Company or subsidiary in which the participant is employed. Management Objectives may also be relative to the performance of other corporations. Management Objectives applicable to any award to a participant who is, or is determined by the Board likely to become, a "Covered Employee" within the meaning of 162(m)(3) of the Code shall be limited to specified levels of, or growth in, one or more of:

     *   cash flow/net assets ratio
     *   debt/capital ratio
     *   return on total capital
     *   return on equity
     *   earnings per share
     *   revenue
     *   total return to shareholders

     Except in the case of a Covered Employee, if the Board determines that a change in the Company's business, operations, corporate structure or capital structure, or the manner in which the Company conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board may modify the Management Objectives, in whole or in part, as the Board deems appropriate and equitable. Additionally, even in the case of a Covered Employee, a Management Objective can be modified if the modification would not result in the Company's loss of the otherwise available exemption of the award under Section 162(m).

     Awards to Non-Employee Directors. Non-Employee Directors may receive grants of Restricted Shares and options to purchase shares of Common Stock. The number of shares and types of awards to be granted shall be determined by the Board. The terms and conditions shall generally be similar to those described above for Option Rights and Restricted Shares.

Administration

     The Board will administer, interpret and construe the 2000 Incentive Stock Plan. The Board may delegate all or any part of its authority under the 2000 Incentive Stock Plan to a committee of the Board consisting of not less than two Non-Employee Directors.

Eligibility

     Officers, other employees or consultants of the Company and its subsidiaries, or any person who has agreed to act in that capacity within 90 days may be selected by the Board to receive benefits under the 2000 Incentive Stock Plan. In addition, Non-Employee Directors of the Company will be eligible for grants of Option Rights and Restricted Shares as described above under the heading "Awards to Non-Employee Directors".

Transferability

     In general, Option Rights, Appreciation Rights and other derivative securities awarded under the 2000 Incentive Stock Plan will not be transferable by a participant other than by will or the laws of descent and distribution. However, Option Rights (other than ISO's), Appreciation Rights, Restricted Shares, Performance Shares and Performance Units may be transferred without payment of consideration to members of the participant's immediate family and certain family-controlled entities. Any award made under the 2000 Incentive Stock Plan may provide that any shares of Common Stock issued or transferred as a result of the award will be subject to further restrictions upon transfer.

Adjustments

     The number of shares covered by outstanding Option Rights, Appreciation Rights and Performance Shares and the prices per share applicable thereto, as well as the number of shares specified in "2000 Incentive Stock Plan Limits", above, are subject to adjustment as provided in the 2000 Incentive Stock Plan in the event of certain corporate transactions.

Certain Terminations of Employment, Hardship and Other Special Circumstances

     In the event of a termination of employment by reason of death, disability, normal retirement, early retirement or in the event of hardship or other special circumstances, the Board may take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including accelerating the date when an Option Right becomes exercisable, or waiving or modifying any other limitation or requirement with respect to any award under the 2000 Incentive Stock Plan.

Amendments and Miscellaneous

     The 2000 Incentive Stock Plan may be amended by the Board so long as any amendment that must be approved by the stockholders of the Company in order to comply with applicable law or the rules of the NYSE is not effective until such approval has been obtained.

     The Board may permit participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under the 2000 Incentive Stock Plan. The Board may also provide that deferred settlements include payment or crediting of interest on the deferred amounts or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares of Common Stock.

Federal Income Tax Consequences

     The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 2000 Incentive Stock Plan based on federal income tax laws in effect on January 1, 2000. This summary is not intended to be complete and does not describe state or local tax consequences.

Tax Consequences to Participants

     Nonqualified Stock Options. In general, (i) no income will be recognized by an Optionee at the time a nonqualified Option Right is granted;
(ii) at the time of exercise of a nonqualified Option Right, ordinary income will be recognized by the Optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a nonqualified Option Right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Incentive Stock Options. No income generally will be recognized by an Optionee upon the grant or exercise of an ISO. If shares of Common Stock are issued to the Optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such Optionee within two years after the date of grant or within one year after the transfer of such shares to the Optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the Optionee as a capital gain and any loss sustained will be a capital loss.

     If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the Optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

     Appreciation Rights. No income will be recognized by a participant in connection with the grant of an Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received on the exercise.

     Restricted Shares. The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

     Performance Shares and Performance Units. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock received.

     Special Rules Applicable to Officers and Directors. In limited circumstances where the sale of stock received as a result of a grant or award could subject an officer or Director to suit under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), the tax consequences to the officer or Director may differ from the tax consequences described above. In these circumstances, unless a special election under Section 83(b) of the Code has been made, the principal difference (in cases where the officer or Director would otherwise be currently taxed upon his or her receipt of the stock) usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or Director to suit under Section 16(b) of the Exchange Act, but no longer than six months.

Tax Consequences to the Company or Subsidiary

     To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by Section 162(m).

Vote Required to Approve the 2000 Incentive Stock Plan

     A favorable vote of the majority of votes cast on the matter is necessary for approval of the 2000 Incentive Stock Plan. Abstentions and broker non-votes will not be counted for determining whether the 2000 Incentive Stock Plan is passed.

     The Board of Directors unanimously recommends a vote FOR the approval of the adoption of the Fairfield Communities, Inc. 2000 Incentive Stock Plan.


      PROPOSAL 3 - APPROVAL OF AMENDMENT TO THE 1997 STOCK OPTION PLAN

Background

     The 1997 Stock Option Plan was initially adopted by the Board of Directors, effective March 7, 1997, subject to approval by the stockholders of the Company, which was obtained at the 1997 Annual Meeting. On March 31, 1998, the Board of Directors amended the 1997 Stock Option Plan, subject to approval of the amendment by the stockholders of the Company, to increase the maximum number of shares of Common Stock that could be issued pursuant to the exercise of options granted under the 1997 Stock Option Plan. That amendment was approved by the stockholders of the Company at the 1998 Annual Meeting.

     Recognizing that the 1997 Stock Option Plan had limited remaining availability to permit further grants of stock options, the Board of Directors adopted the proposed 2000 Incentive Stock Plan that is described under Proposal 2 in this Proxy Statement. In order to coordinate the authorization to grant the remaining stock options under the 1997 Stock Option Plan and the 2000 Incentive Stock Plan, the Compensation Committee proposed an amendment to the 1997 Stock Option Plan, which was adopted by the Board on April 13, 2000, subject to the approval of the stockholders of the Company at the 2000 Annual Meeting.

     The amendment to the 1997 Stock Option Plan will increase the maximum aggregate number of shares of Common Stock with respect to which options may be granted to any person thereunder during any calendar year from 300,000 to 600,000 shares. The approval of the proposed amendment to the 1997 Stock Option Plan by the Company's stockholders is necessary to continue to qualify compensation associated with the 1997 Stock Option Plan for exemption from the deduction limits under Section 162(m).

Amendment

     The amendment to the 1997 Stock Option Plan will:

     * Increase the maximum aggregate number of shares of Common Stock with respect to which options may be granted to any person thereunder during any calendar year from 300,000 to 600,000 shares; and

     * Without the further approval of the stockholders of the Company, prohibit the amendment of any outstanding Option to reduce the exercise price. Furthermore, no outstanding Option will be canceled in consideration for awards having a lower exercise price without further approval of the stockholders of the Company. This will not, however, prohibit the adjustments related to stock splits, stock dividends, recapitalizations and other changes in the corporate structure or shares of the Company.

1997 Stock Option Plan

     The 1997 Stock Option Plan is administered by the Compensation Committee of the Board and the Board of Directors. Pursuant to the 1997 Stock Option Plan, the Compensation Committee and the Board of Directors are authorized, subject to certain restrictions, to grant stock options to executive officers, directors, employees, advisors and consultants of the Company and its subsidiaries. The Compensation Committee and the Board of Directors have the authority to determine the number of shares to be covered by each Option and the time or times at which Options will become exercisable; provided that the Compensation Committee has exclusive administrative authority with respect to Options intended to comply with Section 162(m).

     As of March 31, 2000, Options to purchase a total of 2,157,500 shares of Common Stock were outstanding under the 1997 Stock Option Plan, excluding the proposed Option in favor of Mr. Berk described in the next sentence; Options to purchase a total of 20,000 shares of Common Stock were committed to be granted from 2001 to 2004 in connection with the January 1999 employment of an officer of the Company; an Option for 15,000 shares had been exercised; and a total of 457,500 shares of Common Stock that were not the subject of outstanding Options remained available for future grants under the 1997 Stock Option Plan. On March 27, 2000, the Compensation Committee granted to Mr. Berk Options to acquire 300,000 shares of Common Stock at an exercise price equal to the closing price of the Common Stock on the date of the 2000 Annual Meeting, subject to stockholder approval of the amendment to the 1997 Stock Option Plan. If stockholder approval is not obtained, this grant will automatically lapse.

     The 1997 Stock Option Plan does not specify a maximum term for Options granted thereunder. A grant of Options may provide for the deferred payment of the exercise price from the proceeds of sales through a bank or broker on the exercise date of some or all of the shares of Common Stock to which such exercise relates. The exercise price of the Options may not be less than the fair market value per share of the Common Stock on the grant date. Under the 1997 Stock Option Plan, the Compensation Committee or the Board may, without the consent of the holder of the Option, amend the terms of any Option in various respects, including acceleration of the time at which the Option may be exercised, extension of the expiration date, reduction of the exercise price and waiver of other conditions or restrictions.

     Each grant of Options will specify whether the exercise price is payable in cash; by the actual or constructive transfer to the Company of nonforfeitable, unrestricted shares of Common Stock already owned by the participant for at least six months (unless the Compensation Committee or the Board consents otherwise) having an actual or constructive value as of the time of exercise equal to the total exercise price; by any other legal consideration authorized by the Compensation Committee or the Board, as the case may be; or by a combination of such methods of payment.

     The foregoing is a brief but not comprehensive summary of the 1997 Stock Option Plan as proposed to be amended. The full text of the 1997 Stock Option Plan as proposed to be amended is annexed to this Proxy Statement as Appendix B, and each stockholder should read the 1997 Stock Option Plan for a complete statement of the 1997 Stock Option Plan's provisions.

Federal Income Tax Consequences

     The following is a brief summary of certain federal income tax consequences of the grant or award of Options under the 1997 Stock Option Plan based on the federal income tax laws in effect on January 1, 2000. This summary is not intended to be complete and does not describe state or local tax consequences.

     Nonqualified Stock Options. Options granted under the 1997 Stock Option Plan are intended to be nonqualified stock options. In general, (i) no income will be recognized by an Optionee at the time a nonqualified Option is granted; (ii) at the time of exercise of a nonqualified Option, ordinary income will be recognized by the Optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a nonqualified Option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Special Rules Applicable to Officers and Directors. In limited circumstances where the sale of stock received as a result of a grant or award could subject an officer or Director to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer or Director may differ from the tax consequences described above. In these circumstances, unless a special election under Section 83(b) of the Code has been made, the principal difference (in cases where the officer or Director would otherwise be currently taxed upon his or her receipt of the stock) usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or Director to suit under
Section 16(b) of the Exchange Act, but no longer than six months.

     Consequences to the Company or Subsidiary. To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of
Section 280G of the Code and is not disallowed by Section 162(m).

Vote Required to Approve the Amendment to the 1997 Stock Option Plan

     A favorable vote of the majority of votes cast on the matter is necessary for approval of the amendment to the 1997 Stock Option Plan. Abstentions and broker non-votes will not be counted for determining whether the amendment is passed.

     The Board of Directors unanimously recommends a vote FOR the approval of the amendment to the Fairfield Communities, Inc. 1997 Stock Option Plan.

   INFORMATION ABOUT THE COMMITTEES, MEETINGS AND COMPENSATION OF THE BOARD

Board Meetings, Committees and Attendance

     During 1999, there were thirteen meetings of the Board. All of the incumbent directors, except for Mr. Morgan, who is not standing for reelection, attended at least 75 percent of the aggregate number of meetings of the Board and all committees on which they served.

     The Board currently has three standing committees and, during a portion of 1999, had three additional standing committees, which were dissolved during 1999. Certain information regarding the function of these standing committees, their memberships and number of meetings held during 1999 follows.

     The Audit Committee, which met four times during 1999, recommends to the Board a firm to serve as the independent auditors for the Company and monitors the performance of such firm; reviews and approves the scope of the annual audit and quarterly reviews and evaluates with the independent auditors the Company's annual audit and annual consolidated financial statements; reviews with management the status of internal accounting controls; and evaluates public financial reporting documents of the Company. From January 1, 1999 through the date of this proxy statement, Messrs. Ernest
D. Bennett, III (Chairman) and Philip L. Herrington were members of the Audit Committee. From January 1, 1999 through July 21, 1999, Mr. Ralph P. Muller, a former Director of the Company, served as the third member of the Audit Committee. From August 19, 1999 through the date of this proxy statement, Mr. William C. Scott served as the third member of the Audit Committee.

     The Compensation Committee, which met eight times during 1999, reviews the administration of the Company's employee benefit plans and takes certain actions with respect to the Company's compensation programs. From January 1, 1999 through the date of this proxy statement, the members of the Compensation Committee were Messrs. Gerald M. Johnston (Chairman), Philip L. Herrington and William C. Scott.

     The Executive Committee, which met three times during 1999, exercises the powers and authorities of the Board of Directors in the direction and management of the business and affairs of the Corporation, subject to certain exceptions, and generally subject to a limit of $5.0 million in the authority of such committee to approve transactions which would otherwise require Board review and approval, and reviews and recommends to the Board proposed nominees for directors of the Company. From January 1, 1999 through the date of this proxy statement, Messrs. Bryan D. Langton (Chairman) and Charles D. Morgan were members of the Executive Committee. From January 1, 1999 through July 21, 1999, Mr. Ralph P. Muller, a former Director of the Company, served as a member of the Executive Committee. From January 1, 1999 through October 8, 1999, Mr. John W. McConnell, the former President, Chief Executive Officer and a Director of the Company, served as a member of the Executive Committee. From August 19, 1999 through the date of this proxy statement, Mr. Gerald M. Johnston served as a member of the Executive Committee. From November 18, 1999 through the date of this proxy statement, Mr. James G. Berk, the President, Chief Executive Officer and a Director of the Company, served as a member of the Executive Committee. The Executive Committee considers stockholder recommendations of candidates for director which are submitted in writing and addressed to the attention of the Secretary of the Company. Any recommendation should include the name and address of the stockholder making the recommendation and the number of shares owned by such stockholder, the candidate's name and address, a summary of the candidate's educational background and business or professional experience during the past five years, the names of any corporations of which the candidate is or has been a director and any other information the proposing stockholder considers relevant in evaluating the candidate's qualifications. The recommendation also should indicate the candidate's willingness to serve if nominated and selected.

     The Strategy Committee, which was formed on March 17, 1999, was authorized to review and assist management in the development of the Company's business strategy. The Strategy Committee did not meet during 1999 and was dissolved on November 18, 1999. The members of the Strategy Committee were Messrs. Gerald M. Johnston, Bryan D. Langton, John W. McConnell (until his resignation on October 8, 1999), Charles D. Morgan, Ralph P. Muller (until his resignation on July 21, 1999) and William C. Scott.

     The Mergers and Acquisitions Committee, which was formed on March 17, 1999, was authorized to consider and make recommendations to the Board concerning possible merger and acquisition transactions. The Mergers and Acquisition Committee met once during 1999 and was dissolved on November 18, 1999. The members of the Mergers and Acquisitions Committee were Messrs. Philip L. Herrington, Gerald M. Johnston, Bryan D. Langton and John W. McConnell (until his resignation on October 8, 1999).

     The Search Committee, which was formed on March 17, 1999, was authorized to review and consult with the President and Chief Executive Officer of the Company, and make recommendations to the Board, concerning the recruitment and hiring of persons to fill certain senior executive officer positions of the Company. The Search Committee met three times during 1999 and was dissolved on November 18, 1999. The members of the Search Committee were Messrs. Ernest D. Bennett, III, Philip L. Herrington, Bryan D. Langton, John
W. McConnell (until his resignation on October 8, 1999) and William C. Scott.

Directors' Compensation

     The Company has a policy of compensating only non-employee directors for attendance at meetings of the Board and meetings of Board committees. During 1999, non-employee directors received $1,000 for each in-person Board and Board committee meeting and $750 for each telephonic Board or Board committee meeting in which they participated, plus a $1,750 monthly retainer. In addition, Mr. Langton was paid $174,731 during 1999 for serving as Chairman, from and after his election to that position on March 17, 1999. Mr. Langton's additional compensation for serving as Chairman is at an annualized rate of $200,000 per year, and is guaranteed to be paid to him through March 16, 2001, unless he resigns as Chairman prior to that date. Compensation payments to non-employee directors totaled $417,731 for 1999, including the additional compensation paid to Mr. Langton for serving as Chairman. The Company also reimburses directors for travel and out-of-pocket expenses incurred in connection with attendance at meetings.

                    COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

     The following table and related footnotes summarize the compensation of those persons who served during 1999 as the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company (collectively, the "named executive officers") for each of the last three years.



                                                                                    Long Term Compensation
                                                                            --------------------------------------

                                            Annual Compensation                       Awards              Payouts
                                     ---------------------------------      -------------------------    ---------

                                                                Other                      Securities       Long
                                                                Annual      Restricted     Underlying       Term       All Other
Name and                                                       Compen-         Stock        Options/     Incentive      Compen-
Principal                                                       sation         Award        Warrants        Plan         sation
Position                   Year        Salary        Bonus       <F5>           <F6>           (#)        Payouts         <F7>
---------                  ----        ------        -----     -------      ----------     ----------    ---------     ---------

James G. Berk              1999      $121,692     $423,750      $7,672       $276,563        300,000          -             -
 President and
 CEO <F1>

John W. McConnell          1999       332,114      350,000         -             -              -             -         $184,464
 President and             1998       275,000       92,000         -             -              -             -           15,905
 CEO <F2>                  1997       275,000      331,235         -             -              -             -          137,839

Franz S. Hanning           1999       350,000      350,000         -             -              -             -           43,741
 Executive VP and          1998       261,556       40,000         -             -              -             -            8,444
 COO <F3>                  1997       175,000      257,877         -             -           150,000          -           54,030

Robert W. Howeth           1999       223,231      250,000         -             -              -             -           51,329
 Executive VP and          1998       189,538            0         -             -              -         $132,143        10,500
 CFO <F3>                  1997       175,000      209,263         -             -              -           14,683        63,596

Marcel J. Dumeny           1999       209,385      329,827         -             -              -             -           59,717
 Executive VP,             1998       189,538       28,500         -             -              -          132,143        10,171
 General Counsel           1997       175,000      209,263         -             -              -           14,683        63,154
 and Secretary <F3>

Robert Albertson           1999       167,981      216,859         -             -              -             -           45,255
 Senior VP, Sales          1998       145,385      218,323         -             -              -             -            8,444
 and Marketing <F4>

_______________________________

<F1>
(1) Mr. Berk joined the Company on October 1, 1999 as President and Chief Executive Officer.

<F2>
(2) Mr. McConnell ceased serving as President and Chief Executive Officer upon Mr. Berk's October 1, 1999 start date.

<F3>
(3) Messrs. Hanning, Howeth and Dumeny were elected Executive Vice Presidents of the Company on May 20, 1999; previously they served as Senior Vice Presidents. On May 20, 1999, Mr. Hanning was elected Chief Operating Officer of the Company; previously he served as Chief Operating Officer, Vacation Ownership Business.

<F4>
(4) Mr. Albertson was appointed Senior Vice President, Sales and Marketing, on January 17, 2000. Previously, Mr. Albertson served as Senior Vice President, Corporate Marketing.

<F5>
(5) "Other Annual Compensation" in 1999 for Mr. Berk represents amounts reimbursed for estimated tax liabilities related to the value of certain perquisites and other personal benefits. The value of these perquisites and other personal benefits is not included because they do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus.

<F6>
(6) On October 1, 1999, Mr. Berk was granted a restricted stock award for 25,000 shares of Common Stock. The dollar value of the restricted stock award shown in the summary compensation table is based upon the closing price of the Common Stock on the date of grant. The restricted stock vests as to 100% of the shares on September 30, 2003. At December 31, 1999, the value of the restricted stock award was $268,750 based upon the closing price of the Common Stock on that date. The Company does not currently pay cash or stock dividends on its Common Stock, but (a) in the event that a cash dividend becomes payable in the future, such cash dividend would be payable on the restricted stock award and (b) in the event that a stock dividend becomes payable in the future, such stock dividend would be subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such stock dividend is issued.

<F7>
(7) "All Other Compensation" in 1999 includes (a) profit sharing and matching 401(k) contributions to the Company's Savings/Profit Sharing Plan for 1999 ($2,700 for Mr. McConnell; $11,690 for each of
     Messrs. Hanning, Howeth, Dumeny and Albertson); (b) $8,990 to Mr. McConnell in lieu of a profit sharing contribution for 1999 to the Company's Savings/Profit Sharing Plan; (c) profit sharing contributions to the Company's Savings/Profit Sharing Plan for 1998, made after publication of the proxy statement for the 1999 Annual Meeting ($3,376 for each of Messrs. McConnell, Hanning, Howeth, Dumeny and Albertson);
     (d) accrued benefits under the Company's Excess Benefit Plan attributed to the Company's (i) 1999 performance (Mr. McConnell - $37,736; Mr. Hanning - $14,836; Mr. Howeth - $15,532; Mr. Dumeny - $22,293; and Mr.
     Albertson - $17,495) and (ii) 1998 performance (credited after publication of the proxy statement for the 1999 Annual Meeting - Mr. McConnell - $32,293; Mr. Hanning - $11,321; Mr. Howeth - $18,344; Mr.
     Dumeny - $20,391; and Mr. Albertson - $12,694); (e) $100,000 paid to Mr.
     McConnell in connection with the amendment of his employment agreement; and (f) dollar amounts of premiums paid on life insurance policies for the benefit of the named executive officers' respective designated beneficiaries (Mr. McConnell - $8,359; Mr. Hanning - $2,518; Mr. Howeth
     - $2,387; and Mr. Dumeny - $1,968).


Option/SAR Grants in 1999

The following table sets forth certain information concerning stock options granted under the 1997 Stock Option Plan during the year ended December 31, 1999 to the named executive officers. No grants of SARs were made to named executive officers during the year ended December 31, 1999.



                                                                                      Potential Realizable
                                                                                        Value at Assumed
                      Number of       % of Total                                     Annual Rates of Stock
                     Securities         Options                                        Price Appreciation
                     Underlying       Granted to       Exercise                       for Option Term <F3>
                      Options          Employees      Price Per      Expiration     -------------------------
Name                Granted <F1>        In 1999       Share <F2>        Date            5%            10%
----                ------------      ----------      ----------     ----------        ----          -----

James G. Berk          300,000            80%           $13.10        9/30/2009     $1,475,894     $4,677,983

___________________


<F1>
(1) Represents a stock option granted on October 1, 1999. The option becomes exercisable in four equal annual installments beginning one year after the date of grant or sooner in the event (a) of termination of Mr. Berk's employment by the Company without "cause", (b) Mr. Berk resigns due to "constructive discharge" or (c) the Company experiences a "change in control".

<F2>
(2) The exercise price was not less than the fair market value of the Company's Common Stock on the date of grant. The closing market price of the Company's Common Stock on October 1, 1999 was $11.0625 per share.

<F3>
(3) As required by rules of the Securities and Exchange Commission (the "SEC"), potential values stated are based on the prescribed assumption that the Common Stock will appreciate in value from the date of grant to the end of the option term (10 years from the date of grant) at annualized rates of 5% and 10% (total appreciation of 63% and 159%), respectively, and therefore are not intended to forecast possible future appreciation, if any, in the price of the Common Stock.



Aggregate Warrant/Option Exercises In 1999 And 1999 Year-End Warrant/Option
Values

     The following table sets forth certain information concerning stock warrants/options exercised during 1999 and the number of unexercised stock warrants/options at December 31, 1999. No SARs have been granted to any named executive officer.



                                                                                             Value of Unexercised
                         Number                          Number of Securities                    in-the-Money
                       of Shares                        Underlying Unexercised                 Warrants/Options
                        Acquired                     Warrants/Options at Year End              at Year End <F1>
                           on           Value        ----------------------------            --------------------
Name                    Exercise      Realized       Exercisable    Unexercisable       Exercisable     Unexercisable
----                   ---------      --------       -----------    -------------       -----------     -------------

James G. Berk              -              -                   0         300,000               -             $     0

John W. McConnell        65,000       $651,145          499,000               0          $4,806,041               0

Franz S. Hanning           -              -             130,500         112,500             854,875          84,375

Robert W. Howeth           -              -             360,000               0           3,437,500               0

Marcel J. Dumeny           -              -             360,000               0           3,437,500               0

Robert Albertson           -              -              40,000         120,000              22,500          67,500

________________________


<F1>
(1) The dollar amounts shown represent the amount by which the product of the number of shares purchasable upon the exercise of the related warrants/options and the December 31, 1999 closing market price of $10.75 per share exceeds the aggregate purchase price payable upon such exercise.





Employment Arrangements and Termination of Employment Arrangements

     The Company entered into an employment agreement, executed on August 31, 1999, with Mr. James G. Berk (the "Berk Agreement"). The term of the Berk Agreement commenced on October 1, 1999 and the initial term continued through October 1, 2002, with the term automatically extending daily so that the Berk Agreement always has a termination date three years in the future so long as Mr. Berk remains employed by the Company. The Berk Agreement provides for
(a) an initial annual base salary of $565,000, (b) Company paid term life insurance and accidental death insurance, in both cases in an amount equal to four times Mr. Berk's base salary, (c) incentive compensation in a fixed amount ($423,750) for 1999 and as determined by the Board or the Compensation Committee for subsequent years (with Mr. Berk's maximum bonus potential in subsequent years not to be less than that of any other executive officer of the Company), (d) disability insurance providing a monthly benefit of $29,000, (e) Company paid dental coverage and (f) Company paid club memberships and related expenses of up to $8,900 per year and financial advisory services of up to $5,920 per year. The Berk Agreement provides for an award of 25,000 shares of restricted stock, which, under a separate agreement implementing the terms of the Berk Agreement, provides for the risk of forfeiture and the restriction on transfer of such shares to lapse upon the earliest to occur of (u) September 30, 2003, (v) subject to certain limitations, a "change in control" of the Company, (w) Mr. Berk's death, (x) termination of Mr. Berk's employment due to "disability", (y) termination of Mr. Berk's employment by Mr. Berk due to "constructive discharge" or (z) termination of Mr. Berk's employment by the Company other than for "cause". The Berk Agreement provides for options to purchase 600,000 shares of the Company's common stock, which, under separate agreements implementing the terms of the Berk Agreement, were granted as to 300,000 shares each on October 1, 1999 and January 3, 2000, at exercise prices of $13.10 per share, with 25% of the shares under each grant to vest on October 1 of 2000, 2001, 2002 and 2003. The option agreements provide for accelerated vesting, subject to certain limitations, in the event of a "change in control" of the Company and in the event that Mr. Berk's employment is terminated by Mr. Berk due to "constructive discharge" or by the Company other than for "cause".
The Berk Agreement provides that if Mr. Berk's employment is terminated by the Company without "cause", or by Mr. Berk due to "constructive discharge", Mr. Berk is to be paid an amount equal to three times his base salary. The Berk Agreement contains a covenant by Mr. Berk generally not to compete with the Company in its businesses within a 150 mile radius of each of the Company's existing and prospective resort locations for two years from the date that Mr. Berk ceases to be employed by the Company. Mr. Berk also has agreed, under the Berk Agreement, for a period of two years from the date Mr. Berk ceases to be employed by the Company, not to solicit, cause to be solicited or hire, directly or indirectly, anyone serving (or who served within the prior 180 days) as an employee of the Company and not to solicit or attempt to establish a commercial relationship with any of the Company's outside providers of information systems, marketing services, off premises marketing locations or sales prospects. Pursuant to separate related understandings, the Company has agreed to lease an automobile for Mr. Berk's use, to pay for his family medical coverage and to gross-up for taxes certain Company paid benefits.

     By amendment dated as of September 24, 1999, the Company entered into an amendment to an employment agreement with Mr. John W. McConnell, effective September 1, 1992 (the "McConnell Agreement"). Under the McConnell Agreement, in light of Mr. Berk's election as President and Chief Executive Officer of the Company, Mr. McConnell resigned from such positions on October 1, 1999, and on October 8, 1999 Mr. McConnell resigned as a Director of the Company. Mr. McConnell is to remain employed by the Company, and be paid his base salary of $350,000, through January 2, 2002. Mr. McConnell is to make himself available during such term on a limited basis to advise and consult with officers of the Company. The McConnell Agreement provided for Mr. McConnell to be paid a bonus for 1999, based upon the bonus program in effect for 1999, except that Mr. Berk's 1999 salary and bonus were to be excluded from calculation of the EPS bonus target. The Company is to continue generally to provide Mr. McConnell with employee benefits through his January 2, 2002 termination date, including Company paid term life insurance coverage equal to two times Mr. McConnell's base salary. The Company agreed to pay Mr. McConnell $100,000 in each of October 1999 and March 2000, in return for a covenant generally not to compete with the Company and not to solicit the Company's employees and contractors, in both cases through January 2, 2002. The McConnell Agreement provides for the exchange of mutual releases, both initially and, in return for an additional payment of $100,000 to Mr. McConnell, at the termination of Mr. McConnell's employment on January 2, 2002. The Company also agreed to pay Mr. McConnell's legal fees incurred in connection with the negotiation, preparation and review of the McConnell Agreement and related documents. Under the McConnell Agreement, payments are to be made to his estate in the event of his death.

     The Company entered into an employment agreement, dated October 23, 1998, with Mr. Franz S. Hanning (the "Hanning Agreement"). The Hanning Agreement extends through December 31, 2001, with automatic one-year extensions, unless at least nine months' termination notice is given by either the Company or Mr. Hanning prior to the expiration thereof, and provides for (a) an initial annual base salary of $350,000, (b) Company paid term life insurance coverage equal to two times Mr. Hanning's base salary and
(c) incentive compensation programs at the discretion of the Board of Directors. If, during the term of the Hanning Agreement, Mr. Hanning is terminated (i) for any reason, other than for "cause", death or disability, or (ii) at Mr. Hanning's option due to "constructive discharge", Mr. Hanning shall receive termination pay equal to 150% of his highest annualized base salary prior to termination. No termination pay is due to Mr. Hanning if he voluntarily resigns, is terminated for "cause" or ceases to be employed as a result of death or disability. The Hanning Agreement contains a covenant by Mr. Hanning generally not to compete with the Company in its businesses within a 150 mile radius of each of the Company's existing and prospective resort locations for the term of the Hanning Agreement and for one year from the date that (a) Mr. Hanning's employment is terminated by the Company for "cause" or without "cause" or (b) Mr. Hanning elects to terminate his employment by the Company, including where such election is due to a "constructive discharge". Mr. Hanning has agreed (a) for a period of three years from the date Mr. Hanning ceases to be employed by the Company, not to solicit, cause to be solicited or hire, directly or indirectly, anyone serving (or who served within the prior 180 days) as an employee of the Company, and (b) for a period of one year from the date Mr. Hanning ceases to be employed by the Company, not to solicit or attempt to establish a commercial relationship with any of the Company's outside providers of information systems, marketing services, off premises marketing locations or sales prospects.

     The Company entered into a severance pay agreement, dated as of May 13, 1993, with Mr. Robert W. Howeth (the "Howeth Agreement"). The Howeth Agreement extends through August 31, 2001, with automatic one-year extensions, unless at least nine months' termination notice is given by either the Company or Mr. Howeth prior to the expiration thereof, and provides that if, during the term of the Howeth Agreement, Mr. Howeth is terminated (i) for any reason, other than for "cause", death or disability, or (ii) at Mr. Howeth's option due to "constructive discharge", Mr. Howeth shall receive termination pay equal to 150% of his highest annualized base salary prior to termination. No termination pay is due to Mr. Howeth if he voluntarily resigns, is terminated for "cause" or ceases to be employed as a result of death or disability. Mr. Howeth has been separately granted Company paid term life insurance coverage equal to two times his base salary.

     The Company entered into an employment agreement, effective September 1, 1992, with Mr. Marcel J. Dumeny (the "Dumeny Agreement"). The Dumeny Agreement extends through August 31, 2001, with automatic one-year extensions, unless at least nine months' termination notice is given by either the Company or Mr. Dumeny prior to the expiration thereof, and provides for (a) an initial annual base salary to Mr. Dumeny of $175,000, (b) Company paid term life insurance coverage equal to two times his base salary and (c) incentive compensation programs at the discretion of the Board of Directors. If, during the term of the Dumeny Agreement, Mr. Dumeny is terminated (i) for any reason, other than for "cause", death or disability, or (ii) at Mr. Dumeny's option due to "constructive discharge", Mr. Dumeny shall receive termination pay equal to 150% of his highest annualized base salary prior to termination. No termination pay is due to Mr. Dumeny if he voluntarily resigns, is terminated for "cause" or ceases to be employed as a result of death or disability.

     Mr. Matthew J. Durfee, age 41, was employed by the Company as Senior Vice President, Human Resources, on March 27, 2000. Prior to joining the Company, Mr. Durfee was Vice President, Human Resources, of Hard Rock Cafe International, Inc. from January 1998 through March 2000; Vice President, Human Resources, of First USA from June 1997 through January 1998; and in various positions in the human resources area with PepsiCo and its subsidiaries from February 1993 through May 1997. Under the terms of Mr. Durfee's employment arrangement, he is paid a base salary of $175,000, received a sign-on bonus of $25,000, participates in the Company's 2000 incentive compensation program, with a guaranteed minimum payment for 2000 of 50% of Mr. Durfee's base salary, is to be offered an employment contract with an 18-month severance agreement and was awarded an option to purchase 80,000 shares of Common Stock at the March 27, 2000 closing price of $8.375/share, vesting 25% on each of the first, second, third and fourth anniversaries of his employment by the Company or, subject to certain limitations, sooner, in the event of a "change in control" of the Company.


                     REPORT ON EXECUTIVE COMPENSATION

     The following Report on Executive Compensation (the "Report") and the performance graph in the next section shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C of the SEC or to the liabilities of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

Introduction

     Under the Company's Bylaws, the compensation of the President and Chief Executive Officer (the "CEO") is fixed from time to time by the Board on recommendation of the Compensation Committee (the "Committee") and the compensation of the other senior officers of the Company (together with the CEO, the "Officers") is determined by the CEO, subject to the ratification and approval of the Committee. The Committee also reviews and approves the granting of stock warrants and stock options, reviews and recommends to the Board the compensation of the Directors of the Company and reviews and administers the Company's employee benefit plans. The Officers include all officers of the Company at the executive level (the "Executive Officers"), in addition to certain other officers. During 1999, the Committee recommended to the Board of Directors, which approved, the salary and incentive compensation programs for five of the Executive Officers (including the two persons who served as the CEO during 1999, Mr. John W. McConnell (the "Prior CEO") and Mr. James G. Berk (the "Successor CEO")), including five of the six named Executive Officers in the compensation table of this proxy statement, and took certain other actions described below. For 1999, the Committee delegated to the CEO authority to establish the salaries and short term cash incentive compensation programs for Mr. Robert Albertson, the sixth named Executive Officer, and for the other Officers of the Company. The actions taken by the Committee are reported to the Board of Directors, which generally exercises final approval authority over compensation decisions, except for the grant of stock options under the Company's 1997 Stock Option Plan, where the Committee has final approval authority, in order to comply with the requirements of Section 162(m) of the Code, discussed below.

     During 1999, the members of the Compensation Committee were Messrs. Gerald M. Johnston (Chairman), Philip L. Herrington and William C. Scott. No member of the Committee is a current or former employee or officer of the Company or any of its subsidiaries. Except as otherwise stated, this Report discusses the Committee's compensation policies applicable to the Executive Officers whose compensation was determined by the Committee, including the relationship between the Company's performance and executive compensation, and describes the specific bases on which the Committee made compensation decisions during 1999 with regard to the CEO.

Policy, Objectives and Comparable Compensation Information

     The Committee's general policy is to provide Executive Officers of the Company with competitive compensation opportunities, which are internally equitable, including short term incentive awards based upon meeting or exceeding business and/or individual performance goals. These performance goals are annually reflected as specific targets designed primarily to reflect measures of profitability and, on occasion, management priorities, which change over time. The actual target levels and relative weights of each measure are subjectively determined by the Committee, on an annual basis.

     The Committee from time to time has employed independent specialists in compensation matters to evaluate the Company's compensation practices for certain Executive Officers. This information was last updated in March 1999, through a study (the "Study") performed by Deloitte & Touche, covering the Prior CEO, the Executive Vice President and Chief Operating Officer, the Executive Vice President and Chief Financial Officer and the Executive Vice President, General Counsel and Secretary (the "Four Evaluated Executive Officers"), all of whom were named Executive Officers for 1999. The Study reviewed base salaries, short term incentive compensation (bonuses), long term incentive compensation, total direct compensation and employment/severance agreements. The Study compared the Company's compensation practices to a peer group determined by Deloitte & Touche consisting of eight companies in the vacation ownership and hospitality industries, adjusting the data for company size, through a regression analysis, to reflect an organization with revenues of $350 million. The Study found that the Four Evaluated Executive Officers' base salaries were on average 107% of the market average, with the Prior CEO being at 74% of market average. The Study found that the Executive Vice President and Chief Operating Officer's base salary was significantly in excess of market average, but the Committee's evaluation of the pay practices of the Company's competitors, including Sunterra Corporation and Vistana, Inc., did not support this conclusion. The Study recommended that the CEO's base salary be reviewed by the Committee because of the significant variance from the market average.

     The Study recommended that short term incentive compensation for performance at the targeted level be 70% of base salaries, except for the CEO, whose short term incentive compensation for performance at the targeted level was recommended to be 80% of base salary. The Study recommended that threshold short term incentive compensation of 50% of the targeted awards be paid when actual performance is the greater of (a) 80% of the targeted performance level or (b) prior year's performance, and that short term incentive compensation of 200% of the target awards be earned if results achieve 140% of the targeted performance level. The Study recommended that incentive compensation in excess of the targeted performance levels be deferred into either discounted stock options or restricted stock awards, or a combination of the two.

     The Study found that the Four Evaluated Executive Officers' long term incentive compensation was on average 23% of the market average, with individual positions ranging from 7% of market average, in the case of the Prior CEO, to 88% of market average. The Study recommended that the Committee consider grants of stock options and restricted stock awards to provide market competitive long term incentive compensation.

     The Study determined that the Four Evaluated Executive Officers' total direct compensation (consisting of base salary, short term incentive compensation and long term incentive compensation) was on average 54% of market average, with individual positions ranging from 30% of market average, in the case of the Prior CEO, to 118% of market average.

     All Four Evaluated Executive Officers were party to employment/severance agreements providing for one year annual renewals, with severance pay of 1.5 times base salaries. In order to reflect the practice at most other companies, the Study concluded that the Company should provide the Four Evaluated Executive Officers with three year employment/severance agreements, which provide for annual renewal. The Study determined that 3-times pay is the most typical severance payment and that more than three-fourths of the surveyed companies provide for severance pay that includes both base salary and bonus. The Study recommended that consideration be given to adjusting the severance pay formula in the Four Evaluated Executive Officers' employment/severance agreements to take into account these findings.
Finally, the Study concluded that over 50% of surveyed companies include change in control provisions as part of severance arrangements, and recommended that the Company consider providing this feature in the employment/severance agreements for the Four Evaluated Executive Officers, with consideration of adopting tax gross-up provisions for excise tax liability related to Section 280G of the Code, concerning so called "golden parachute" payments.

Executive Compensation Program Components

     The four components of the Company's compensation programs for Executive Officers are (i) base salary, (ii) short term cash incentive compensation (bonus) plans, (iii) long term incentive award plans (stock options, stock warrants and cash incentives) and (iv) benefits. This Report discusses decisions made with respect to base salary, short term incentive compensation and long term incentive compensation during 1999 for the Prior CEO, the Successor CEO and the other named Executive Officers.

Compensation of the Prior CEO

     During 1999, the base salary of the Prior CEO, was increased from $275,000 per year to $350,000 per year, based on the results of the Study. The Prior CEO's short term incentive compensation plan for 1999 was established by the Committee based upon the Company's 1999 diluted earnings per share ("EPS"), with the potential for the Prior CEO to earn a maximum award of 160% of base salary if a maximum EPS of $1.40 was achieved (representing an increase in EPS of 50% over 1998 performance), with other thresholds and corresponding EPS results ranging from awards of 50% and 100% of base salary being paid if 1999 EPS was $1.16 and $1.26, respectively. No award was payable if the 1999 EPS performance was less than $1.16, a 25% increase over 1998 performance. Due to employment of the Successor CEO, the Committee agreed to adjust the EPS calculation to exclude certain expenses associated with the Successor CEO. This adjustment had the effect of increasing the EPS by $0.01 as compared to reported EPS. The Company in 1999 achieved an EPS, before adjustment, of $1.25 per share, a 34.4% increase over 1998 results, and accordingly an award equal to 100% of the Prior CEO's base salary was paid.

     The Committee believes that stock option grants are desirable to align the interests of the Executive Officers and the stockholders. In determining whether to grant stock options, the Committee reviews the relationship of vested and unvested long-term compensation awards to cash compensation, the possibility of using stock options as an employee retention incentive, the desirability of providing additional incentives to increase shareholder value and the potential for individual contribution to affect the Company's performance. The Committee determined not to grant any stock options or stock warrants during 1999 to Mr. McConnell in view of his pending retirement from the Company.

     At Mr. McConnell's initiative, starting in late 1998, the Company undertook a search for a new President, originally with the view that Mr. McConnell would remain as CEO and retire on or about January 2002 at age 60. As the search progressed, it became apparent that, in order to attract the best candidate, particularly with experience as the CEO of a major company, it would be necessary to offer the successful candidate the position of CEO immediately upon joining the Company, rather than Mr. McConnell remaining as CEO of the Company. The Board and Mr. McConnell felt it important that the Company recruit the best qualified candidate, even if as a result it became necessary to accelerate the time when Mr. McConnell would retire as CEO of the Company. In return for Mr. McConnell's agreement to relinquish his position as CEO earlier than originally anticipated and to continue serving as a senior advisor to the Company following the Successor CEO's employment on October 1, 1999, the Board determined that it would be appropriate to reach an appropriate arrangement with Mr. McConnell to reflect the income he would forego by retiring prior to age 60. Accordingly, the Company entered into an amendment to Mr. McConnell's employment agreement, described under the heading "Employment Arrangements and Termination of Employment Arrangements" above, pursuant to which (a) the Company agreed to continue payment of Mr. McConnell's base salary, as an employee of the Company, through January 2, 2002, (b) the Company agreed to pay Mr. McConnell incentive compensation for 1999 on the basis described above, (c) the Company agreed to pay Mr. McConnell $300,000 in additional compensation in three installments, in return for Mr. McConnell agreeing to a covenant not to compete with the Company and not to solicit the employees or outside service providers of the Company through January 2, 2002, with the Company and Mr. McConnell agreeing to grant mutual general releases of any claims against the other, (d) Mr. McConnell agreed to waive his right to receive severance pay under his employment agreement, in an amount equal to 150% of his base salary, and (e) the Company agreed to continue Mr. McConnell's medical, life insurance, 401(k), profit sharing and other benefits through January 2, 2002. The Committee, in negotiating this arrangement, believed that the non-competition and non-solicitation of employee provisions of the amended employment agreement provide substantial benefit to the Company and that the overall terms of the amended employment agreement fairly balance the interests of Mr. McConnell and the Company, in recognizing Mr. McConnell's 13 years of service to the Company, including Mr. McConnell's years of service as CEO of the Company, during which the Company enjoyed remarkable growth and profitability, while assuring that Mr. McConnell would not join a competitor or solicit employees of the Company.

Compensation of the Successor CEO

     Mr. Berk's base salary of $565,000 per year and 1999 incentive bonus, which was a fixed amount equal to $423,750, were negotiated to be competitive with the level of compensation Mr. Berk was being paid by his prior employer. In connection with Mr. Berk's employment by the Company, the Committee approved the grant of options to Mr. Berk to purchase 600,000 shares of Common Stock at a price of $13.10 per share, with 300,000 shares granted on October 1, 1999 and 300,000 shares granted on January 3, 2000, and an award of 25,000 shares of restricted stock. The purpose of these grants was to provide Mr. Berk with a subjectively determined incentive to take measures to improve the Company's stock performance, to the benefit of all of the Company's stockholders. In addition, Mr. Berk was provided Company paid life, disability, medical and dental insurance coverages, a Company leased automobile and financial advisory services and reimbursed for certain club related expenses, with certain of the foregoing amounts being grossed up for income and other taxes. These benefits were provided to duplicate insofar as possible the incidental benefits provided to Mr. Berk by his prior employer.

Compensation of Other Named Executive Officers

     Base Salary. The Committee granted salary increases to Mr. Dumeny (from $190,000 per year to $225,000 per year) and to Mr. Howeth (from $190,000 per year to $250,000 per year), based on the Prior CEO's recommendation, primarily to be competitive with the pay practices of two of the Company's competitors, Sunterra Corporation and Vistana, Inc. The Committee did not grant a salary increase to Mr. Hanning, reflecting that Mr. Hanning had received a significant increase in his base salary in July 1998. Mr. Albertson's base salary was increased by the Prior CEO during 1999 from $150,000 per year to $175,000 per year.

     Short Term Cash Incentive Compensation. Messrs. Dumeny's, Hanning's and Howeth's short term incentive compensation plans for 1999 were established by the Committee based upon the same EPS targets and percentage awards described above for the Prior CEO. Like the Prior CEO, these named Executive Officers were paid incentive compensation for 1999 equal to 100% of their new base salaries. Mr. Albertson's 1999 incentive compensation program, which was established by the Prior CEO, was based on achieving certain levels of targeted operating profit, with an escalator over targeted incentive compensation based on actual performance. Mr. Albertson was paid incentive compensation for 1999 of $216,859.

     Mr. Dumeny had one bonus objective which had carried over from 1993, concerning the results obtained in resolved unsecured claims in the Company's 1990 Chapter 11 bankruptcy proceedings. The bonus formula provided for Mr. Dumeny to be paid based upon the success achieved in resolving unsecured claims for less than the $121 million estimated amount. During 1999, it was determined that Mr. Dumeny's performance in managing the claims process merited payment of a bonus, determined in accordance with the 1993 formula, in the amount of $104,827.

     Long Term Incentive Awards. The Committee determined not to grant any stock options or stock warrants during 1999 to any of the named Executive Officers, except for Mr. Berk, in connection with his employment by the Company. The Committee decided to defer any grants to Messrs. Albertson, Dumeny, Hanning and Howeth, preferring to allow Mr. Berk the opportunity to assess the management organization and submit his recommendations as to an appropriate long term incentive program for the Executive Officers.

Section 162(m) Limit on Deductibility of Compensation Expense

     During 1993, the Code was amended, adding Section 162(m), which, in general, limits to $1.0 million the deductibility for federal income tax purposes of annual compensation paid after January 1, 1994 to the CEO and four other most highly compensated executive officers, subject to certain exceptions. In the event that the Company's compensation programs for such persons exceed such limitation, without qualifying for an exception under the Code, the effect would be to cause a permanent loss of a tax deduction for the Company, for the amount of compensation expense in excess of such limitation, resulting, in certain cases, in an increase in the reported effective income tax rate of the Company for the period affected. The Internal Revenue Service in December 1995 published final regulations implementing this limitation. Other than in the case of Mr. Berk (to the extent that his base salary, incentive compensation and other compensation for 2000 and subsequent years may exceed $1.0 million) ("Mr. Berk's Cash Compensation"), the limitation is not currently expected to result in the loss of any tax deductions for the Company's base salary and short term cash incentive compensation programs for any of the other Executive Officers, but may result in a limitation on the amount of tax deduction taken (but not result in an increase in the reported effective income tax rate for the Company) in connection with certain awards under the Company's stock warrant plan, since the amount of compensation expense associated with the stock warrants is open-ended, depending upon the market price for the Company's Common Stock at the time the warrants are exercised, as compared to the exercise price. Warrants granted to two of the named Executive Officers of the Corporation, including the Prior CEO, for a total of 750,000 shares of the Company's Common Stock, pre-date the February 17, 1993 transition date established for application of Section 162(m) of the Code and, based upon the Company's review of the final regulations implementing Section 162(m), are not believed to be subject to the $1.0 million limit on tax deductibility. Mr. Berk's Cash Compensation and other compensation which the Committee may, from time to time, elect to pay to Executive Officers may also subject the Company to the Section 162(m) limit, which could result in an increase in the effective tax rate of the Company. For 1999, the compensation expense associated with the exercise of stock warrants by Mr. McConnell, when included with other compensation paid to Mr. McConnell, exceeded the $1.0 million Section 162(m) limit on tax deductibility, but did not affect the Company's reported effective income tax rate. The Company has no current plans to take any action with respect to Mr. Berk's Cash Compensation or to amend the stock warrant plan or to take other actions to comply with the exemptions from the limitation, but intends to monitor the Company's tax situation, the Company's compensation practices and developments in this area of the tax law in 2000 and in future years, to determine whether or not its executive compensation plans should be amended, or other action taken, to meet the deductibility requirements of the tax law.

     The Company believes that compensation expense associated with the 1997 Stock Option Plan are not subject to the $1.0 million Section 162(m) limit on tax deductibility, so long as the applicable administrative requirements of the Code are met.

                             Compensation Committee of the Board of Directors

                                                 Gerald M. Johnston, Chairman
                                                         Philip L. Herrington
                                                             William C. Scott

Performance Graph

     The following graph shows the annual cumulative returns, for the periods from December 31, 1994 through December 31, 1999, of assumed investments of $100 on December 31, 1994 in (i) shares of Company Common Stock, (ii) the S&P 500 Index, a broad equity market index, and (iii) a peer group constructed of NYSE listed companies with similar market capitalization (the "NYSE Market Capitalization Peer Group"), assuming reinvestment of all dividends. The Company's Common Stock was listed for trading on the NYSE on December 20, 1995.


COMPARISON OF CUMULATIVE TOTAL RETURN OF COMPANY COMMON STOCK WITH THE S&P 500
           AND THE NYSE MARKET CAPITALIZATION PEER GROUP (1)


                                    [GRAPH]


                     12/31/94  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99
                     --------  --------  --------  --------  --------  --------
Fairfield               100     129.54    449.99    1199.37   603.09    586.05
Communities

S&P 500                 100     137.58    169.17     225.61   290.09    351.13

NYSE Peer Group         100     122.83    158.03     195.78   192.67    239.64


___________________

(1) The Company's primary sources of revenue and profitability are the sale of vacation ownership intervals and interest income from installment contracts receivable originated in connection with such sales. Only a few other publicly held companies engage in this line of business. Prominent among this limited group are The Walt Disney Company, Hilton Hotels Corporation, Marriott International, Inc. and Starwood Hotels & Resorts Worldwide, Inc., which are (i) diversified, with such companies' similar product segments providing substantially less than 50% of such companies' revenues, and (ii) substantially larger, in terms of revenue, assets and market capitalization, than the Company. While a few other companies, whose primary revenues are in the vacation ownership industry, are public companies, these are limited in number and generally lack five years of data concerning stock performance for the Company to use as a comparison peer group. Because of the foregoing factors, the Company elected to compare the performance of its stock to the S&P 500 Index and the NYSE Market Capitalization Peer Group.

     The NYSE Market Capitalization Peer Group is comprised of 10 NYSE companies immediately above and below the Company's December 31, 1999 market capitalization ($488,000,000), as follows: Albany International Corp. Cl. A (AIN); Bradley Real Estate Trust SBI (BTR); Carey Diversified LLC (CDC); Enzo Biochem, Inc. (ENZ); Essex Property Trust, Inc. (ESS); Forest City Enterprises, Inc. Cl. A (FCEA); Georgia Gulf Corporation (GGC); Ionics, Incorporated (ION); Ivex Packaging Corporation (IXX); John H. Harland Company (JH); Jones Lang LaSalle Inc.
     (JLL); Mid-Atlantic Medical Services, Inc. (MME); Midway Games Inc.
     (MWY); Quanta Services, Inc. (PWR); R.H. Donnelley Corporation (RHD); ResMed, Inc. (RMD); Spartech Corporation (SEH); Summit Properties, Inc.
     (SMT); Theragenics Corporation (TGX); Walden Residential Properties, Inc. (WDN)

     The NYSE Market Capitalization Peer Group for the year ended December 31, 1998 was comprised of the following companies: Bradley Real Estate Trust SBI (BTR); Brooke Group Ltd. (BGL); CEC Entertainment, Inc. (CEC); CLARCOR Inc. (CLC); Essex Property Trust, Inc. (ESS); Forest City Enterprises, Inc. A (FCE.A); Georgia Gulf Corporation (GGC); Harnischfeger Industries, Inc. (HPH); International Multifoods Corporation (IMC); International Rectifier Corporation (IRF); Ivex Packaging Corporation (IXX); John H. Harland Company (JH); Libbey Inc.
     (LBY); Marcus Corporation (MCS); Mid-Atlantic Medical Services, Inc.
     (MME); R.H. Donnelley Corporation (RHD); Specialty Equipment Companies, Inc. (SEC); TNP Enterprises, Inc. (TNP); Varco International, Inc.
     (VRC); Del Webb Corporation (WBB).



               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Ralph P. Muller, a former Director of the Company who resigned on July 21, 1999, and a limited partnership, the general partner of which is 100% owned by Mr. Muller, (collectively, the "Muller Group") are party to a Registration Rights Agreement, dated as of December 19, 1997, a Principal Stockholders Agreement, dated as of August 8, 1997, as amended by an amendment dated as of December 18, 1997, and an Escrow Agreement, dated as of December 19, 1997, with the Company, entered into in connection with the acquisition of Vacation Break U.S.A., Inc. by the Company.

     Under the terms of the Registration Rights Agreement, among other things, the Company agreed (a) to file on demand a registration statement under the Securities Act of 1933 on Form S-3, covering the shares of Common Stock acquired by the Muller Group and others in connection with the acquisition of Vacation Break U.S.A., Inc., and (b) to grant certain "piggyback" registration rights, requiring the Company to include the Muller Group's shares of Common Stock in any registration of Common Stock under the Securities Act of 1933 on Form S-3 undertaken in connection with an underwritten primary offering by the Company. A registration statement on Form S-3 was filed by the Company covering the Muller Group's and others' shares and became effective on March 18, 1998.
Under the terms of the Principal Stockholders Agreement, among other things, Mr. Muller agreed generally (a) during the period extending for one year after he ceases to serve as a director of the Company, not to compete with Vacation Break U.S.A., Inc., and (b) during the period extending for two years after he ceases to serve as a director of the Company, not to solicit employees of Vacation Break U.S.A., Inc. Subject to the limitations described below, under the terms of the Principal Stockholders Agreement, as of December 31, 1999, the Muller Group remained obligated to indemnify the Company and its subsidiaries against a portion of the liabilities and expenses which may arise as a result of three lawsuits pending against Vacation Break U.S.A., Inc. at the time of its acquisition by the Company (collectively, the "Indemnified Matters"). Subject to the limitations on liability described below, the Muller Group agreed to indemnify the Company and its subsidiaries against the sum of (1) 60% of any and all liabilities resulting from or arising out of the Indemnified Matters plus (2) 20% of all litigation expenses incurred by the Company and its subsidiaries in connection with any Indemnified Matter in excess of the reserve for one Indemnified Matter reflected in Vacation Break U.S.A., Inc.'s consolidated financial statements at June 30, 1997 (the sum of (1) and (2) is referred to as an "Indemnifiable Loss"). The maximum liability of the Muller Group under their indemnity with respect to all Indemnified Matters is $5.6 million, which is allocated within sub-limits for each of the three matters for which indemnification is currently provided. Such sub-limits may be more or less than the specified percentages of the actual liability and expenses that the Company and its subsidiaries may incur with respect of the Indemnified Matters. Any obligation under this indemnity is to be satisfied, and the sole source of payment of any claim under such indemnity is, through the payment of Holdback Shares (as defined below) from the escrow account for the Holdback Shares established under the Escrow Agreement (the "Escrow Account"), consisting on December 31, 1999 of 259,336 shares valued at $21.59375 per share, unless some or all of the Holdback Shares have been sold or otherwise disposed of in accordance with the Principal Stockholders Agreement, in which case the payment will be made first from the cash held in the Escrow Account and then from the Holdback Shares in accordance with the Escrow Agreement. The number of Holdback Shares (valued at $21.59375 per share), plus any proceeds from any such shares that are sold or otherwise disposed of in market transactions in accordance with the provisions of the Escrow Agreement, plus any other securities or other cash amounts required to be deposited in the Escrow Account that are received in respect of such shares or other cash amounts, that may be applied to the Muller Group's indemnification obligations, may not exceed a specified maximum amount allocated with respect to each of the Indemnified Matters. The Holdback Shares are to be held until each of the three respective lawsuits are resolved, with the parties to negotiate an adjusted holdback amount for any lawsuits remaining outstanding on December 19, 2001.

     During 1998, the Company entered into a arrangement with Acxiom Corporation to obtain services and equipment to assist the Company in its development of a database marketing capability. During 1999, the Company paid Acxiom Corporation $2,172,374 in connection with such arrangement. Mr. Morgan, a Director of the Company who is not standing for reelection, is a director and stockholder, and the Chairman, President and Chief Executive Officer, of Acxiom Corporation. The Company believes that the transactions with Acxiom Corporation have been effected on terms no less favorable to the Company than those which would otherwise have been obtainable in arm's length transactions with unaffiliated third parties.

     During 1999, the Company relocated executives from its Little Rock, Arkansas location to the Orlando, Florida area, including Mr. John W. McConnell, who was then President and CEO of the Company. As part of the Company's long-standing relocation program for senior managers, the Company in February and March 1999 advanced Mr. McConnell, on an interest free basis, $215,200 and $19,863, respectively, of the equity in his personal residence in Little Rock, Arkansas, to partially fund the purchase of a house in the Orlando, Florida area. In March 1999, also as part of the Company's long-standing relocation program, the Company purchased Mr. McConnell's Little Rock, Arkansas house, and resold the house, in both cases, for $480,000, the price offered by an unrelated third party, at which time the equity advance was repaid.

     Mr. Ernest D. Bennett, III, a Director of the Corporation, during 1999 was a member of the law firm of Taylor, Pigue, Marchetti, Bennett & McCaskill, PLLC. During 1999, the Company retained Mr. Bennett and his law firm in connection with the preparation and negotiation of the employment agreement with Mr. Berk and the amendment to Mr. McConnell's employment agreement. In connection with such services, during 1999, the Company paid Taylor, Pigue, Marchetti, Bennett & McCaskill, PLLC $12,075 in fees.

     On November 12, 1999, in connection with the construction of a new house (the "New House"), the Company provided an interest free loan to Mr. Hanning in the amount of $450,000, the full amount of which remains outstanding on the date of this proxy statement. The loan is secured by a pledge of Mr. Hanning's stock options and stock warrants and the proceeds thereof and, in certain instances, by Mr. Hanning's unpaid salary, wages, bonus, incentive compensation and benefits. The loan has a maturity date of April 1, 2003, and is due and payable upon the occurrence of certain events of default and also (a) immediately upon his resignation (other than due to "constructive discharge"), termination for "cause" or sale of the New House, (b) one year following his death, termination other than for "cause" or resignation due to "constructive discharge" or (c) six months following his termination due to "disability". Mr. Hanning is to apply 75% of the net proceeds from the sale of his former house to the loan balance.

                     BENEFICIAL OWNERSHIP OF SECURITIES


Certain Beneficial Owners

     The following table sets forth certain information as of March 31, 2000 with respect to any persons known by the Company to be the beneficial owner of more than five percent of the Common Stock:

Name and Address of                     Amount and Nature of         Percent of
Beneficial Owner                        Beneficial Ownership          Class (d)
-------------------                     --------------------         ----------

Ralph P. Muller                             3,801,356(a)                 8.9%
2435 South Ocean Boulevard
Highland Beach, Florida  33487

Stephens Group, Inc.                        3,089,921(b)                 7.3%
111 Center Street
Suite 2300
Little Rock, Arkansas  72201

Reich & Tang Asset Management LP            2,316,900(c)                 5.5%
600 Fifth Avenue
New York, New York  10020


________________________________

(a) Includes 3,745,046 shares held by a limited partnership, the general partner of which is 100% owned by Mr. Muller, and 13,000 shares held by Mr. Muller's wife. Mr. Muller disclaims beneficial ownership of the shares held by his wife. The foregoing information has been included in reliance upon, and without independent verification of, disclosures contained in Mr. Muller's Form 4 and 1998 Schedule 13D filings with the SEC, and certain other information provided by Mr. Muller's financial advisor.

(b) A report on Schedule 13G has been filed with the SEC by Stephens Group, Inc. ("Stephens"), indicating that Stephens on December 31, 1999 had sole voting power over 1,314,800 shares, shared voting power over 1,466,264 shares, sole dispositive power over 1,314,800 shares and shared dispositive power over 1,775,121 shares. Stephens indicates that
     (i) 1,115,000 shares were owned on December 31, 1999 by principals of Stephens or a related company and their families, (ii) such shares are not included in the reported holdings and (iii) Stephens disclaims beneficial ownership of such shares. The foregoing information has been included in reliance upon, and without independent verification of, the disclosures contained in the above-referenced report on Schedule 13G.

(c) A report on Schedule 13G has been filed with the SEC by Reich & Tang Asset Management LP ("R&T") indicating that R&T on December 31, 1999 had shared voting power over 2,316,900 shares and shared dispositive power over 2,316,900 shares. The foregoing information has been included in reliance upon, and without independent verification of, the disclosures contained in the above-referenced report on Schedule 13G.


(d)  Calculated based on 42,492,667 shares outstanding as of March 31, 2000.

Directors and Executive Officers

     The following table sets forth certain information as of March 31, 2000 with respect to the beneficial ownership of the Company's Common Stock by each of the non-management directors and director nominees and each of the named executive officers and by all directors, director nominees and executive officers as a group. Except as noted, each individual named has sole investment and voting power with respect to his shares of Common Stock.



                                                                            Amount and Nature of           Percent of
                                          Name of Beneficial Owner            Beneficial Owner                Class
                                          ------------------------          --------------------           ----------

Non-Management Directors                  Ernest D. Bennett, III                   42,000 <F1>                   *
 and Director Nominees                    Philip A. Clement                             0                        *
                                          John D. Hayes                                 0                        *
                                          Philip L. Herrington                     42,000 <F1>                   *
                                          Gerald M. Johnston                    1,556,000 <F2>                  3.7
                                          Ilan Kaufthal                                 0                        *
                                          Bryan D. Langton                         37,500 <F3>                   *
                                          Charles D. Morgan                       246,000 <F4>                   *
                                          William C. Scott                         96,000 <F5>                   *
Named Executive Officers                  James G. Berk                            25,000 <F6>                   *
                                          John W. McConnell                       731,495 <F7>                  1.7
                                          Franz S. Hanning                        178,143 <F8>                   *
                                          Robert W. Howeth                        443,577 <F9>                  1.0
                                          Marcel J. Dumeny                        445,000 <F8>                  1.0
                                          Robert Albertson                         71,949 <F8>                   *
All Directors and Executive
  Officers as a Group                                                           4,136,899                       9.3 <F10>

______________________________________

 *   Beneficial ownership represents less than 1% of the outstanding shares.


<F1>
(a) Includes 42,000 shares that each of Messrs. Bennett and Herrington has the right to acquire through the exercise of warrants within 60 days after April 28, 2000.

<F2>
(b) Includes 1,516,000 shares owned by a limited partnership, of which Mr. Johnston is the general partner.

<F3>
(c) Includes 9,000 shares that Mr. Langton has the right to acquire through the exercise of warrants within 60 days after April 28, 2000 and 18,000 shares held by Mr. Langton's wife, as to which Mr. Langton disclaims beneficial ownership.

<F4>
(d) Includes 9,000 shares that Mr. Morgan has the right to acquire through the exercise of warrants within 60 days after April 28, 2000 and 42,000 shares held by Mr. Morgan's wife, as to which Mr. Morgan disclaims beneficial ownership.

<F5>
(e) Includes 42,000 shares that Mr. Scott has the right to acquire through the exercise of warrants within 60 days after April 28, 2000 and 54,000 shares held by Mr. Scott's wife, as to which Mr. Scott disclaims beneficial ownership.

<F6>
(f) Includes 25,000 shares of restricted stock, for which the risk of forfeiture lapses on September 30, 2003.

<F7>
(g) Includes 479,000 shares that Mr. McConnell has the right to acquire through the exercise of warrants within 60 days after April 28, 2000 and 159,000 shares held by Mr. McConnell's wife, as to which Mr. McConnell disclaims beneficial ownership.

<F8>
(h) Includes shares that each of the indicated persons has the right to acquire through the exercise of warrants/options within 60 days after April 28, 2000, as follows: Franz S. Hanning (168,000), Marcel J. Dumeny (360,000) and Robert Albertson (70,000).

<F9>
(i) Includes 360,000 shares that Mr. Howeth has the right to acquire through the exercise of warrants within 60 days after April 28, 2000, 77,950 shares held by Mr. Howeth's wife and 2,700 shares held by Mr. Howeth's minor son. Mr. Howeth disclaims beneficial ownership of the shares held by his wife and minor son.

<F10>
(j) Calculated based on 44,283,667 shares outstanding as of March 31, 2000, which includes 1,791,000 shares that the directors and executive officers have the right to acquire through the exercise of warrants/options within 60 days after April 28, 2000.




           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and certain persons who own more than 10% of its Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based on its review of the copies of such forms received by it with respect to the year ended December 31, 1999, and representations from certain reporting persons, the Company believes that all filing requirements have been complied with as they apply to its directors, executive officers and persons who own more than 10% of the Common Stock, except that Forms 3 or 4, as the case may be, were filed late by (a) Mr. Charles D. Morgan, a Director of the Company, in connection with a February 10, 1999 purchase of stock reported on a Form 4 filed on April 12, 1999; (b) Clayton G. Gring, Sr., a former executive officer of the Company, in connection with a January 1999 exercise of a warrant and sale of stock reported on Form 4 on February 19, 1999; and (c) Mr. James G. Berk, in connection with his filing of a Form 3 following his October 1, 1999 election as President, Chief Executive Officer and a Director of the Company, which incorrectly reported the number of shares underlying a stock option granted to Mr. Berk on October 1, 1999, for which an amended Form 3 filing was made on April 18, 2000.


                             INDEPENDENT AUDITORS

     The Board has not yet selected the independent auditors for the Company for 2000. Generally, the independent auditors are proposed by the Audit Committee and selected by the Board in May of each year. Ernst & Young LLP has audited the financial statements of the Company for the fiscal year ended December 31, 1999 and performed such other nonaudit services as the Company requested.

     A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. This representative will have the opportunity to make a statement, if he or she so desires, and is also expected to be available to respond to appropriate questions from stockholders.


                            STOCKHOLDER PROPOSALS

     If stockholder proposals are to be considered by the Company for inclusion in a proxy statement for a future meeting of the stockholders, such proposals must be submitted on a timely basis and must meet the requirements established by the SEC. Stockholder proposals for the Company's 2001 annual meeting of stockholders will not be deemed to be timely submitted unless they are received by the Company at its principal executive offices by December 29, 2000. However, if the 2000 Annual Meeting is not held or the 2001 annual meeting date is changed by more than 30 days from the date of the 2000 Annual Meeting, then such stockholder proposals must be received a reasonable time before the Company begins to print and mail its proxy materials for the 2001 annual meeting. Such stockholder proposals, together with any supporting statements, should be directed to the Secretary of the Company. Stockholders submitting proposals are urged to submit their proposals by certified mail, return receipt requested.

     If the Company does not have notice by March 14, 2001 of a stockholder proposal which is sought to be submitted at the 2001 annual meeting of stockholders, and the 2001 annual meeting date is within 30 days of the anniversary date of the 2000 Annual Meeting, then, pursuant to applicable SEC rules, proxies solicited on behalf of the Board for the 2001 annual meeting of stockholders will have discretionary authority and may be voted against any such stockholder proposal. If the 2000 Annual Meeting is not held or the 2001 annual meeting date is not within 30 days of the anniversary date of the 2000 Annual Meeting, then, unless notice of a stockholder proposal is received a reasonable time before the Company mails its proxy materials for the 2001 annual meeting of stockholders, proxies solicited on behalf of the Board for the 2001 annual meeting will have discretionary authority and may be voted against any such stockholder proposal. For a meeting other than an annual meeting of the stockholders of the Company, unless notice of a stockholder proposal is received a reasonable time before the Company mails its proxy materials for such meeting of stockholders, proxies solicited on behalf of the Board for such meeting will have discretionary authority and may be voted against any such stockholder proposal.


                     ADDITIONAL INFORMATION AVAILABLE

     A copy of the Form 10-K for the year ended December 31, 1999, as filed with the SEC, will be provided without charge to each person solicited who submits a written request therefor, stating that such person was a beneficial owner of Common Stock on April 6, 2000, addressed to Robert W. Howeth, Executive Vice President and Chief Financial Officer, Fairfield Communities, Inc., 8669 Commodity Circle, Suite 200, Orlando, Florida 32819.


                              OTHER BUSINESS

     Management does not know of or intend to bring before the Annual Meeting any other business. If, however, any other business should be presented to the meeting, the proxies named in the enclosed form of proxy will vote the proxy in accordance with their best judgment.








   WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE
                         PREPAID RETURN ENVELOPE.

                                APPENDIX A


                        FAIRFIELD COMMUNITIES, INC.
                        2000 INCENTIVE STOCK PLAN
                        -------------------------


     1. Purpose. The purpose of the 2000 Incentive Stock Plan is to attract and retain the best available talent and encourage the highest level of performance by directors, consultants, advisers, officers and other key employees for Fairfield Communities, Inc., a Delaware corporation, and its Subsidiaries and to provide to such persons incentives to put forth maximum efforts for the success of the Company's business, in order to serve the best interests of the Company and its stockholders.

     2.   Definitions.  As used in this Plan,

          "Appreciation Right" means a right granted pursuant to Section 5 of this Plan.

          "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of an Appreciation Right.

          "Board" means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 13 of this Plan, such committee (or subcommittee).

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Common Shares" means the Common Shares, par value $0.01 per share, of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 10 of this Plan.

          "Company" means Fairfield Communities, Inc., a Delaware corporation.

          "Covered Employee" means a Participant who is, or is determined by the Board to be likely to become, a "covered employee" within the meaning of
Section 162(m) of the Code (or any successor provision).

          "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares shall become effective (which date shall not be earlier than the date on which the Board takes action with respect thereto).

          "Director" means a member of the Board of Directors of the Company.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

          "Immediate Family" has the meaning ascribed thereto in General Instruction A to Form S-8 under the Exchange Act (or any successor rule to the same effect) as in effect from time to time.

          "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

          "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Option Rights, Appreciation Rights and Restricted Shares pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other corporations. The Management Objectives applicable to any award to a Covered Employee shall be based on specified levels of or growth in one or more of the following criteria:

          1.   cash flow/net assets ratio;
          2.   debt/capital ratio;
          3.   return on total capital;
          4.   return on equity;
          5.   earnings per share;
          6.   revenue; and
          7.   total return to shareholders.

If the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Board shall not make any modification of the Management Objectives or minimum acceptable level of achievement.

          "Market Value per Share" means, as of any particular date, the fair market value of the Common Shares as determined by the Board.

          "Non-Employee Director" means a Director who is not an employee of the Company or any Subsidiary.

          "Optionee" means the optionee named in an agreement evidencing an outstanding Option Right.

          "Option Price" means the purchase price payable on exercise of an Option Right.

          "Option Right" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 or Section 8 of this Plan.

          "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time a consultant, an officer, or other key employee of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant, and shall also include each Non-Employee Director who receives an award of Option Rights or Restricted Shares.

          "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 7 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

          "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 7 of this Plan.

          "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 7 of this Plan.

          "Plan" means this 2000 Incentive Stock Plan.

          "Restricted Shares" means Common Shares granted or sold pursuant to
Section 6 or Section 8 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 has expired.

          "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price or Base Price provided for in the related Option Right or Appreciation Right, respectively.

          "Subsidiary" means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

          "Voting Power" means at any time, the total votes relating to the then-outstanding securities entitled to vote generally in the election of Directors.

     3. Shares Available Under the Plan. (a) Subject to adjustment as provided in Section 3(b) and Section 10 of this Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) in payment of Performance Shares or Performance Units that have been earned or (iv) as awards to Non-Employee Directors shall not exceed in the aggregate 1,500,000 Common Shares, plus any shares described in Section 3(b). Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

          (b) The number of shares available in Section 3(a) above shall be adjusted to account for shares relating to awards that expire, are forfeited or are transferred, surrendered or relinquished upon the payment of any Option Price by the transfer to the Company of Common Shares or upon satisfaction of any withholding amount. Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award shall again be available for issue or transfer hereunder.

          (c) Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 10 of this Plan, (i) the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 1,500,000 Common Shares; (ii) no Participant shall be granted Option Rights and Appreciation Rights under this Plan and the Company's Fourth Amended and Restated Stock Option Plan, as may be further amended and/or restated, in the aggregate, for more than 600,000 Common Shares during any calendar year; (iii) the number of shares issued as Restricted Shares shall not in the aggregate exceed 500,000 Common Shares; and (iv) no Non-Employee Director shall be granted Option Rights, Appreciation Rights and Restricted Shares, in the aggregate, for more than 25,000 Common Shares during any fiscal year of the Company.

          (d) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive an award of Performance Shares or Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $1,000,000.

     4. Option Rights. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Shares. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

          (a) Each grant shall specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

          (b) Each grant shall specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant or less than the par value of the Common Shares.

          (c) Each grant shall specify whether the Option Price shall be payable (i) in cash or by check acceptable to the Company, (ii) by the actual or constructive transfer to the Company of Common Shares owned by the Optionee that were acquired pursuant to open market purchases or owned by the Optionee for at least six months (or other consideration authorized pursuant to Section 4(d)) having a value at the time of exercise equal to the total Option Price, or (iii) by a combination of such methods of payment.

          (d) The Board may determine, at or after the Date of Grant, that payment of the Option Price of any Option Right (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are forfeitable or subject to restrictions on transfer, Performance Shares (based, in each case, on the Market Value per Share on the date of exercise), other Option Rights (based on the Spread on the date of exercise) or Performance Units. Unless otherwise determined by the Board at or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received upon the exercise of the Option Rights shall be subject to such risks of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered, but only to the extent, determined with respect to the consideration surrendered, of (i) the number of shares or Performance Shares,
(ii) the Spread of any unexercisable portion of Option Rights, or (iii) the stated value of Performance Units.

          (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a third party on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

          (f) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

          (g) Each grant shall specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a change in control.

          (h) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

          (i) Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing.

          (j) The exercise of an Option Right shall result in the cancellation on a share-for-share basis of any Appreciation Right authorized under Section 5 of this Plan.

          (k) No Option Right shall be exercisable more than 10 years from the Date of Grant.

          (l) Each grant of Option Rights shall be evidenced by an agreement executed on behalf of the Company by an officer and delivered to the Optionee and containing such terms and provisions, consistent with this Plan, as the Board may approve.

     5. Appreciation Rights. The Board may authorize the granting to any Optionee of Appreciation Rights in respect of Option Rights granted hereunder. An Appreciation Right shall be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that an Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. Each grant of Appreciation Rights may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

          (a) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

          (b) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

          (c) Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

          (d) Any grant may specify that such Appreciation Right may be exercised only in the event of, or earlier in the event of, a change in control.

          (e) Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Rights.

          (f) Each grant of Appreciation Rights shall provide that such Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation.

          (g) Each grant of Appreciation Rights shall be evidenced by an agreement executed on behalf of the Company by an officer and delivered to and accepted by the Participant, which agreement shall describe such Appreciation Rights, identify the related Option Rights, state that such Appreciation Rights are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

     6. Restricted Shares. The Board may also authorize the grant or sale of Restricted Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

          (a) Each such grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

          (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

          (c) Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code to be determined by the Board at the Date of Grant and may provide for the earlier lapse of such substantial risk of forfeiture in the event of a change in control.

          (d) Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

          (e) Any grant of Restricted Shares may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

          (f) Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

          (g) Each grant or sale of Restricted Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, all certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

     7. Performance Shares and Performance Units. The Board may also authorize the granting of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

          (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment shall be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

          (b) The Performance Period with respect to each Performance Share or Performance Unit shall be such period of time, commencing with the Date of Grant as shall be determined by the Board at the time of grant which may be subject to earlier lapse or other modification in the event of a change in control as set forth in the agreement specified in Section 7(f).

          (c) Any grant of Performance Shares or Performance Units shall specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units shall specify that, before the Performance Shares or Performance Units shall be earned and paid, the Board must certify that the Management Objectives have been satisfied.

          (d) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

          (e) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of Common Shares issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

          (f) Each grant of Performance Shares or Performance Units shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant, which agreement shall state that such Performance Shares or Performance Units are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

     8. Awards to Non-Employee Directors. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Non-Employee Directors of Option Rights and may also authorize the grant or sale of Restricted Shares to Non-Employee Directors.

          (a) Each grant of Option Rights awarded pursuant to this Section 8 shall be upon terms and conditions consistent with Section 4 of this Plan and shall be evidenced by an agreement in such form as shall be approved by the Board. Each grant shall specify an Option Price per share, which shall not be less than the Market Value per Share on the Date of Grant. Each such Option Right granted under the Plan shall expire not more than 10 years from the Date of Grant.

          (b)  Each grant or sale of Restricted Shares pursuant to this
Section 8 shall be upon terms and conditions consistent with Section 6 of this Plan.

     9. Transferability. (a) Subject to Section 9(c), no Option Right, Appreciation Right or other derivative security granted under the Plan shall be transferable by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Board, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

          (b) The Board may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions on transfer.

          (c) Notwithstanding the provisions of Section 9(a), Option Rights (other than Incentive Stock Options), Appreciation Rights, Restricted Shares, Performance Shares and Performance Units shall be transferable by a Participant, without payment of consideration therefor by the transferee, to any one or more members of the Participant's Immediate Family (or to one or more trusts established solely for the benefit of one or more members of the Participant's Immediate Family or to one or more partnerships in which the only partners are members of the Participant's Immediate Family); provided, however, that (i) no such transfer shall be effective unless reasonable prior notice thereof is delivered to the Company and such transfer is thereafter effected in accordance with any terms and conditions that shall have been made applicable thereto by the Company or the Board and (ii) any such transferee shall be subject to the same terms and conditions hereunder as the Participant.

     10. Adjustments. The Board may make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights, Appreciation Rights and Performance Shares granted hereunder, in the Option Price and in the Base Price provided in outstanding Appreciation Rights, and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 10; provided, however, that any such adjustment to the number specified in
Section 3(c)(i) shall be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail so to qualify.

     11. Fractional Shares. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

     12. Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit or satisfaction from the proceeds of sale through a third party on a date satisfactory to the Company of some or all of the shares to which the exercise of Option Rights relates. In no event, however, shall the Company accept Common Shares for payment of taxes in excess of required tax withholding rates, except that, in the discretion of the Board, a Participant or such other person may surrender Common Shares owned for more than six months to satisfy any tax obligations resulting from any such transaction.

     13. Administration of the Plan. (a) This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof) consisting of not less than two Non-Employee Directors appointed by the Board. A majority of the committee (or subcommittee) shall constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee).
To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such committee or subcommittee.

          (b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Performance Shares or Performance Units and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

     14. Amendments, Etc. (a) The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange or, if the Common Shares are not traded on the New York Stock Exchange, the principal national securities exchange upon which the Common Shares are traded or quoted, shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment hereof for shareholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans without shareholder approval.

          (b) The Board shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no outstanding Option Right shall be canceled in consideration for awards having a lower Option Price without further approval of the shareholders of the Company. This
Section 14(b) is intended to prohibit the repricing of "underwater" Option Rights and shall not be construed to prohibit the adjustments provided for in
Section 10 of this Plan.

          (c) The Board also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

          (d) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

          (e) In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Performance Shares or Performance Units which have not been fully earned, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 9(b) of this Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right or Appreciation Right may be exercised, the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse, the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

          (f) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

          (g) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

                                 APPENDIX B


                         FAIRFIELD COMMUNITIES, INC.
            FOURTH AMENDED AND RESTATED 1997 STOCK OPTION PLAN
            --------------------------------------------------


     Fairfield Communities, Inc., a Delaware corporation (the "Company"), hereby establishes this 1997 Stock Option Plan (the "Plan"), effective as of March 7, 1997, as amended and restated pursuant to action taken by the Compensation Committee of the Board of Directors of the Company on June 5, 1997, to reflect adjustments resulting from the 3-for-2 share split of the Company's Common Stock which became effective on July 15, 1997, which action was approved by the Board of Directors of the Company on June 5, 1997, and as further amended and restated pursuant to action taken by the Compensation Committee of the Board of Directors of the Company as of December 22, 1997, to reflect adjustments resulting from the 2-for-1 share split of the Company's Common Stock which became effective on January 30, 1998, and as further amended and restated by the Board of Directors of the Company on March 31, 1998, subject to approval of the stockholders of the Company, which was obtained on May 21, 1998, to increase the number of authorized shares available under the Plan, and as further amended by the Board of Directors of the Company on April 13, 2000, subject to approval of the stockholders of the Company, to make various changes to the Plan.

     1. Purpose. The purpose of the Plan is to attract and retain the best available talent and encourage the highest level of performance by executive officers, key employees, directors, advisors and consultants, and to provide them with incentives to put forth maximum efforts for the success of the Company's business, in order to serve the best interests of the Company and its stockholders. All options granted under the Plan are intended to be nonstatutory stock options.

     2. Definitions. The following terms, when used in the Plan with initial capital letters, will have the following meanings:

          (a) "Act" means the Securities Exchange Act of 1934, as in effect from time to time.

          (b)  "Board" means the Board of Directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as in effect from time to time.

          (d) "Common Stock" means the common stock, par value $.01 per share, of the Company or any security into which such common stock may be changed by reason of any transaction or event of the type described in Paragraph 6.

          (e) "Compensation Committee" means the Compensation Committee which is a committee of the Board whose members are appointed by the Board from time to time. All of the members of the Compensation Committee, which may not be less than two, are intended at all times to qualify as "outside directors" within the meaning of Section 162(m) of the Code and as "Non-Employee Directors" within the meaning of Rule 16b-3; provided, however, that the failure of a member of such committee to so qualify shall not be deemed to invalidate any Stock Option granted by such committee.

          (f) "Date of Grant" means the date specified by the Compensation Committee or the Board, as applicable, on which a grant of Stock Options will become effective (which date will not be earlier than the date on which such committee or the Board takes action with respect thereto).

          (g) "Market Value per Share" means the fair market value per share of the Common Stock on the Date of Grant as determined by the Compensation Committee or the Board, as applicable.

          (h) "Option Price" means the purchase price per share payable on exercise of a Stock Option.

          (i) "Participant" means a person who is selected by the Compensation Committee or the Board, as applicable, to receive Stock Options under Paragraph 5 of the Plan and who is at that time (i) an executive officer or other key employee of the Company or any Subsidiary, (ii) an advisor or consultant to the Company or any Subsidiary, or (iii) a member of the Board.

          (j) "Rule 16b-3" means Rule 16b-3 under Section 16 of the Act, as such Rule is in effect from time to time.

          (k) "Stock Option" means the right to purchase a share of Common Stock upon exercise of an option granted pursuant to Paragraph 5.

          (l) "Subsidiary" means any corporation, partnership, joint venture or other entity in which the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power or equity interests represented by all classes of stock issued by such corporation, partnership, joint venture or other entity.

     3. Shares Available Under Plan. The shares of Common Stock which may be issued under the Plan will not exceed in the aggregate 2,650,000 shares, subject to adjustment as provided in this Paragraph 3. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

          (a) Any shares of Common Stock which are subject to Stock Options that are terminated unexercised, forfeited or surrendered or that expire for any reason will again be available for issuance under the Plan.

          (b) The shares available for issuance under the Plan also will be subject to adjustment as provided in Paragraph 6.

     4. Individual Limitation on Stock Options. The maximum aggregate number of shares of Common Stock with respect to which Stock Options may be granted to any Participant during any calendar year will not exceed 600,000 shares.

     5. Grants of Stock Options. The Compensation Committee or the Board may from time to time authorize grants to any Participant of Stock Options upon such terms and conditions as such committee or the Board, as applicable, may determine in accordance with the provisions set forth below.

          (a) Each grant will specify the number of shares of Common Stock to which it pertains.

          (b) Each grant will specify the Option Price, which will not be less than 100% of the Market Value per Share on the Date of Grant.

          (c) Each grant will specify whether the Option Price will be payable (i) in cash or by check acceptable to the Company, (ii) by the transfer to the Company of shares of Common Stock owned by the Participant for at least six months (or, with the consent of the Compensation Committee or the Board, as applicable, for less than six months) having an aggregate fair market value per share at the date of exercise equal to the aggregate Option Price, (iii) with the consent of the Compensation Committee or the Board, as applicable, by authorizing the Company to withhold a number of shares of Common Stock otherwise issuable to the Participant having an aggregate fair market value per share on the date of exercise equal to the aggregate Option Price or (iv) by a combination of such methods of payment; provided, however, that the payment methods described in clauses (ii) and
(iii) will not be available at any time that the Company is prohibited from purchasing or acquiring such shares of Common Stock. Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker of some or all of the shares to which such exercise relates.

          (d) Successive grants may be made to the same Participant whether or not any Stock Options previously granted to such Participant remain unexercised.

          (e) Each grant will specify the required period or periods (if any) of continuous service by the Participant with the Company or any Subsidiary and/or any other conditions to be satisfied before the Stock Options or installments thereof will become exercisable, and any grant may provide, or may be amended to provide, for the earlier exercise of the Stock Options in the event of a change in control of the Company (as defined in the stock option agreement evidencing such grant or in any agreement referred to in such stock option agreement) or in the event of any other similar transaction or event.

          (f) Each Stock Option granted pursuant to this Paragraph 5 may be made subject to such transfer restrictions as the Compensation Committee or the Board, as applicable, may determine.

          (g) Each grant will be evidenced by a stock option agreement executed on behalf of the Company by the Chief Executive Officer (or another officer designated by the Compensation Committee or the Board, as applicable) and delivered to the Participant and containing such further terms and provisions, consistent with the Plan, as such committee or the Board, as applicable, may approve.

     6. Adjustments. The Compensation Committee or the Board will make or provide for such adjustments in the maximum number of shares specified in Paragraph 3 and Paragraph 4, in the number of shares of Common Stock covered by outstanding Stock Options granted hereunder, in the Option Price applicable to any such Stock Options, and/or in the kind of shares covered thereby (including shares of another issuer), as such committee or the Board, as applicable, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event the Compensation Committee disagrees with the Board with respect to the foregoing adjustments, the Board's determination will be final and conclusive. Any fractional shares resulting from the foregoing adjustments will be eliminated.

     7. Withholding of Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any benefit realized by a Participant under the Plan, or is requested by a Participant to withhold additional amounts with respect to such taxes, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the realization of such benefit that the Participant make arrangements satisfactory to the Company for payment of the balance of such taxes required or requested to be withheld. In addition, if permitted by the Compensation Committee or the Board, a Participant may elect to have any withholding obligation of the Company satisfied with shares of Common Stock that would otherwise be transferred to the Participant on exercise of the Stock Option.

     8.   Administration of the Plan.

          (a) The Plan will be administered by the Compensation Committee and the Board.

          (b) The Compensation Committee and the Board have the full authority and discretion to administer the Plan and to take any action that is necessary or advisable in connection with the administration of the Plan, including without limitation the authority and discretion to interpret and construe any provision of the Plan or of any agreement, notification or document evidencing the grant of a Stock Option. The interpretation and construction by the Compensation Committee or the Board, as applicable, of any such provision and any determination by the Compensation Committee or the Board pursuant to any provision of the Plan or of any such agreement, notification or document will be final and conclusive; provided, that in the event the Compensation Committee disagrees with the Board with respect to such interpretation, construction or determination, the Board's determination will be final and conclusive. No member of the Compensation Committee or the Board will be liable for any such action or determination made in good faith.

          (c) Notwithstanding any provision of the Plan to the contrary, the Compensation Committee will have the exclusive authority and discretion to take any action required or permitted to be taken under the provisions of Paragraph 6, Paragraph 8(a), Paragraph 8(b),
     Paragraph 9(a) and Paragraph 9(b) with respect to Stock Options granted under the Plan that are intended to comply with the requirements of
     Section 162(m) of the Code.

     9.   Amendments, Etc.

          (a) The Compensation Committee or the Board, as applicable, may, without the consent of the Participant, amend any agreement evidencing a Stock Option granted under the Plan, or otherwise take action, to accelerate the time or times at which the Stock Option may be exercised, to extend the expiration date of the Stock Option, to waive any other condition or restriction applicable to such Stock Option or to the exercise of such Stock Option, to reduce the exercise price of such Stock Option, to amend the definition of a change in control of the Company (if such a definition is contained in such agreement) to expand the events that would result in a change in control of the Company and to add a change in control provision to such agreement (if such provision is not contained in such agreement) and may amend any such agreement in any other respect with the consent of the Participant.

          (b) The Plan may be amended from time to time by the Board or any duly authorized committee thereof. In the event any law, or any rule or regulation issued or promulgated by the Internal Revenue Service, the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., any stock exchange upon which the Common Stock is listed for trading, or any other governmental or quasi-governmental agency having jurisdiction over the Company, the Common Stock or the Plan, requires the Plan to be amended, or in the event Rule 16b-3 is amended or supplemented (e.g., by addition of alternative rules) or any of the rules under Section 16 of the Act are amended or supplemented, in either event to permit the Company to remove or lessen any restrictions on or with respect to Stock Options, the Compensation Committee and the Board each reserves the right to amend the Plan to the extent of any such requirement, amendment or supplement, and all Stock Options then outstanding will be subject to such amendment.

          (c) The Plan may be terminated at any time by action of the Board. The termination of the Plan will not adversely affect the terms of any outstanding Stock Option.

          (d) The Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate a Participant's employment or other service at any time.

          (e) Neither the Board nor the Compensation Committee shall, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Stock Option to reduce the Option Price. Furthermore, no outstanding Stock Option shall be canceled in consideration for awards having a lower Option Price without further approval of the shareholders of the Company. This Section 9(e) is intended to prohibit the repricing of "underwater" Stock Options and shall not be construed to prohibit the adjustments provided for in
     Section 6 of this Plan.

                               [FORM OF PROXY CARD]



                             FAIRFIELD COMMUNITIES, INC.

            This Proxy is Solicited on Behalf of the Board of Directors of Fairfield Communities, Inc. for use at the Annual Meeting
                    of Stockholders to be held on May 18, 2000


     The undersigned hereby appoints James G. Berk and Robert W. Howeth, and each of them, jointly and severally and with full power of substitution, as Proxies to vote, as designated below, all common stock of Fairfield
Communities, Inc. owned by the undersigned at the Annual Meeting of Stockholders to be held on Thursday, May 18, 2000, at 9:00 a.m. Central Daylight Saving Time at the Hyatt Regency Grand Cypress Hotel, Lakeside Conference Center, One Grand Cypress Boulevard, Orlando, Florida, and at any and all postponements and adjournments thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION FOR VOTING IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEES LISTED IN PROPOSAL 1, "FOR" THE APPROVAL OF THE ADOPTION OF THE 2000 INCENTIVE STOCK PLAN DESCRIBED IN PROPOSAL 2, "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1997 STOCK OPTION PLAN DESCRIBED IN PROPOSAL 3 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON OR PERSONS VOTING THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

/SEE REVERSE/      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      /SEE REVERSE/
/   SIDE    /                                                      /    SIDE   /

                               [REVERSE SIDE]


    Please mark
/X/ votes as in
    this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEES LISTED IN PROPOSAL 1, "FOR" THE APPROVAL OF THE ADOPTION OF THE 2000 INCENTIVE STOCK PLAN DESCRIBED IN PROPOSAL 2 AND "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1997 STOCK OPTION PLAN DESCRIBED IN PROPOSAL 3.

1. Election of Directors:               2. Adoption of     FOR  AGAINST  ABSTAIN
                                           2000 Incentive   __     __       __
Nominees: (01) Ernest D. Bennett,          Stock Plan.     /_/    /_/      /_/
III, (02) James G. Berk, (03) Philip
A. Clement, (04) John D. Hayes, (05)    3. Adoption of      __     __       __
Philip L. Herrington, (06) Gerald M.       Amendment to    /_/    /_/      /_/
Johnston, (07) Ilan Kaufthal, (08)         1997 Stock
Bryan D.Langton and (09) William C.        Option Plan.
Scott

  FOR     __     WITHHELD    __
  ALL    /_/     FROM ALL   /_/
NOMINEES         NOMINEES

 __
/_/______________________________________
   For all nominees except as noted above

                                        MARK HERE FOR ADDRESS     __
                                        CHANGE AND NOTE AT LEFT  /_/


                                        Please complete, date, sign and return
                                        this proxy promptly in the enclosed
                                        envelope.  If signing as attorney,
                                        executor, administrator, trustee or
                                        guardian, please give full title as
                                        such.  If signing on behalf of a
                                        corporation, please sign in full
                                        corporate name by an authorized
                                        officer.  If shares are registered in
                                        more than one name, all holders must
                                        sign.  The undersigned hereby
                                        acknowledges receipt of the Notice of
                                        Annual Meeting of Stockholders, the
                                        Proxy Statement and the Annual Report
                                        to Stockholders for the year ended
                                        December 31, 1999.



Signature: _______________ Date: ____  Signature: _______________ Date: ____